S E L I G M A N
          ----------------------------
           MUNICIPAL FUND SERIES, INC.

                                                 [Graphic Omitted]

                                                  MID-YEAR REPORT

                                                  MARCH 31, 2000

                                                     ---------

                                                     PROVIDING

                                                   INCOME EXEMPT

                                                    FROM REGULAR

                                                       INCOME

                                                        TAX




                                                  [Logo Omitted]
                                              J. & W. SELIGMAN & CO.
                                                   INCORPORATED
                                                 ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

[PHOTO OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.



-----------------------------------------------------------

TABLE OF CONTENTS
To the Shareholders ...................................   1
Interview With Your Portfolio Manager .................   2
Performance Overview and Portfolio Summary ............   4
Portfolios of Investments .............................  11
Statements of Assets and Liabilities ..................  30
Statements of Operations ..............................  32
Statements of Changes in Net Assets ...................  34
Notes to Financial Statements .........................  39
Financial Highlights ..................................  50
Report of Independent Auditors
  and For More Information ............................  63
Board of Directors and Executive Officers .............  64
Glossary of Financial Terms ...........................  65

-----------------------------------------------------------

TO THE SHAREHOLDERS

The past six months were difficult for fixed-income securities, including municipal bonds. The continued strong pace of the US economic expansion--which in February became the longest in US history--has caused the Federal Reserve Board to act on its concern that the increasing demand for goods and services would exceed the economy's ability to deliver them. The Federal Reserve Board feared that this could produce an imbalance that could ignite inflation. In an attempt to slow the economy and ease inflationary pressures, the Federal Reserve Board raised the federal funds rate three times during this six-month period.

As short-term interest rates moved higher, and the economy showed no signs of slowing in response, long-term rates increased significantly, and bond prices fell accordingly. Municipal bonds, however, fared better than did other fixed-income securities because of an accompanying slowdown in new-issue supply, which provided some price support for the municipal market.

During the first quarter of 2000, notwithstanding the increases in short-term rates, the long-term interest-rate environment improved. This was primarily the result of investors looking for alternatives to the equity markets, which had become increasingly volatile during this time.

As yet, it seems that the Federal Reserve Board's actions have not slowed the economy--indeed the consumer price index for March indicated a significant increase in consumer prices. However, we believe that the Federal Reserve Board's actions will ultimately be successful in keeping inflation at bay. Such economic cooling should eventually place downward pressure on interest rates, which could be positive for fixed-income securities over the long term.

In addition to our expectation that the interest-rate environment will stabilize, we believe that municipal bonds have unique characteristics that could allow them to deliver positive performance. First, we anticipate that municipal new issuance will remain lower in 2000 than in 1999, which would create a favorable supply and demand environment. Second, continued uncertainty in the stock market may prompt investors to consider a wider range of securities for their portfolios, and municipal bonds, which currently offer many investors after-tax yield advantages over taxable bonds, may be an attractive choice. Finally, we believe that recent shifts in the way business is conducted in the municipal marketplace bode well for the long-term success of the industry.

We appreciate your confidence in Seligman Municipal Fund Series and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's portfolios of investments, financial statements, and performance history, follows this letter.



By order of the Board of Directors,


/s/ William C. Morris
--------------------
William C. Morris

Chairman


                           /s/ Brian T. Zino
                           -----------------
                           Brian T. Zino

                           President

May 5, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN MUNICIPAL FUND SERIES DURING THE PAST SIX MONTHS?

A: The primary factor affecting all fixed-income securities, including municipal bonds, was the strong economy and the Federal Reserve Board's response to the continued robust pace of growth. Beginning in 1999, a number of economic indicators, particularly those related to employment costs and consumer spending, heightened the Federal Reserve Board's concern. At the same time, oil prices were on the rise, which exacerbated inflation worries.

    Since June 1999, in an attempt to prevent a resurgence in the rate of inflation, the Federal Reserve Board has raised the federal funds rate five times for a total of 125 additional basis points. This increase in short-term rates pushed long-term yields higher, and bond prices lower. However, during the first fiscal quarter of 2000, bonds rallied as equity investors sought stability in the face of volatile equity markets.

    Another factor that influenced municipal bond performance during the past six months was the balance between supply and demand. Throughout 1999, a combination of rising municipal bond yields and strong equity market returns pushed demand for municipal bonds considerably lower. However, weak demand was accompanied by a slowdown in new municipal issuances. Such issuances were down 21% in 1999 from 1998. Through March 31, 2000, issuances were down 32% versus the same period last year.

    This slowdown in supply helped to stabilize the municipal market during periods of Treasury market volatility. Over the past six months, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a narrow trading range of approximately 38 basis points. In contrast, 10-year US Treasury note yields fluctuated within a much wider range of 90 basis points. On March 31, 2000, long-term municipal yields were nearly unchanged from those at the Fund's fiscal year end on September 30, 1999.

    The financial condition of the nation's states, cities, and municipalities continues to improve. Credit-rating upgrades outnumbered downgrades by a ratio of seven to one for calendar year 1999, and the first quarter of 2000 represented the 18th consecutive quarter in which upgrades exceeded downgrades. An exception to this positive news has been the healthcare sector, which remains under pressure due to merger activity, government cutbacks, and the growth of managed care.

Q: DID THE MUNICIPAL MARKET SUFFER ANY NEGATIVE EFFECTS FROM THE YEAR 2000 COMPUTER ISSUE?

A. Through the coordinated efforts of governments, businesses, and individuals, the municipal bond


                                [PHOTO OMITTED]

SELIGMAN MUNICIPALS TEAM: (STANDING, FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)


--------------------------------------------------------------------------------


A TEAM APPROACH
Seligman Municipal Fund Series is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

    market entered the new millennium uneventfully. The resources expended to prevent computer glitches may have contributed to the strong economic reports released over the past six months.

Q: WHAT WAS YOUR INVESTMENT STRATEGY?

A: Over the past six months, long-term municipal yields rose to levels not seen in nearly two-and-one-half years. While such a rising-rate environment is unfavorable for bonds, it provided the Fund with buying opportunities to lock in higher yields for the long term and to reduce positions in shorter-term and lower-yielding securities.

    The higher yields that were available also facilitated our ongoing efforts to improve call protection for the Fund. Many of the Fund's older, higher-coupon bonds are at or near their optional call dates. (Callable bonds can be redeemed by the issuer, prior to maturity on predetermined dates and at specified prices.) Issuers generally call bonds when interest rates have declined sufficiently to allow them to refinance their outstanding debt at lower rates. Callable bonds thus pose a potential risk to the Fund's dividend distributions because the proceeds from a called bond must be reinvested at prevailing, typically lower, yields. By selectively selling short-call positions and reinvesting the proceeds when higher yields are available, we hope to protect the Fund's future dividend distributions.

    We believe that as a result of these actions the Fund is better positioned for the long term. However, during periods of rising interest rates, the Fund's net asset values declined more than they would have had we chosen to retain short-term defensive holdings, which are less sensitive to changes in interest rates.

    As a result of the ongoing difficulties in the healthcare sector, we have been particularly diligent in staying abreast of the current financial status of our hospital credits. We have sold a number of declining credits and have replaced them with securities showing greater stability.

Q: WHAT IS YOUR OUTLOOK?

A: Municipal investment returns for the first quarter of 2000 have been positive, with the municipal market outperforming the Treasury, agency, and corporate sectors. We are optimistic that long-term municipal yields have peaked and expect that the recent downward trend in yields will continue. However, until the Federal Reserve Board appears satisfied that economic growth has slowed to an acceptable rate, the bond markets may find it difficult to sustain a prolonged rally.

    Equity market volatility may continue over the near term, prompting some investors to seek more stable alternatives for at least a portion of their investment assets. We are optimistic that the municipal market's record of safety and stability will spark renewed interest in municipal bonds. In addition, for many investors, municipal securities currently offer significant after-tax yield advantages relative to taxable bonds.

    We are also encouraged by several positive long-term developments in the municipal market, including improved disclosure, greater price transparency, and the emergence of Internet underwriters and secondary market makers. An open, accessible municipal market benefits all participants by encouraging informed decision-making and, in our opinion, is essential for the long-term viability of the municipal industry.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
NATIONAL SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION      ONE          FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*         YEAR          YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (3.22)%         n/a          (6.77)%        4.63%          5.97%           n/a
Without Sales Charge                     1.56           n/a          (2.09)         5.65           6.49            n/a

CLASS C**
With Sales Charge and CDSC              (0.91)        (4.53)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.11         (2.64)           n/a           n/a            n/a            n/a

CLASS D**
With 1% CDSC                             0.12           n/a          (3.79)          n/a            n/a            n/a
Without CDSC                             1.11           n/a          (2.86)         4.68            n/a           2.96%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97++

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                 3/31/00       9/30/99       3/31/99                               DIVIDENDS+     CAPITAL GAIN+   SEC YIELD++
                 -------       -------       -------                               ---------      ------------    ---------
CLASS A          $7.60         $7.68          $8.17              CLASS A           $0.198            --            4.92%
CLASS C           7.60          7.68           n/a               CLASS C            0.164            --            4.23
CLASS D           7.60          7.68           8.16              CLASS D            0.164            --            4.25

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                74%                 Aaa/AAA           36%
General Obligation Bondsoo                   26                  Aa/AA             31
                                                                 A/A               24
WEIGHTED AVERAGE MATURITY                    25.6 years          Baa/BBB            9
------------------------------------------------------------------------------------------------------------------------------

COLORADO SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

------------------------------------------------------------------------------------------------------------------------------
                                                                                         AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                         SIX      SINCE INCEPTION      ONE          FIVE            10       SINCE INCEPTION
                                       MONTHS*       5/27/99*         YEAR          YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (3.52)%         n/a          (6.81)%        3.35%          5.10%           n/a
Without Sales Charge                    (1.24)          n/a          (2.11)         4.36           5.62            n/a

CLASS C**
With Sales Charge and CDSC              (1.03)        (4.98)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            0.93         (3.03)           n/a           n/a            n/a            n/a

CLASS D**
With 1% CDSC                            (0.05)          n/a          (3.91)          n/a            n/a            n/a
Without CDSC                             0.93           n/a          (2.99)         3.42            n/a           2.48%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#


------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                                DIVIDENDS+     CAPITAL GAIN+   SEC YIELD++
                -------       -------       -------                               ---------      ------------    ----------
CLASS A          $6.96         $7.10          $7.52              CLASS A           $0.175         $0.050           4.56%
CLASS C           6.96          7.09           n/a               CLASS C            0.144          0.050           3.85
CLASS D           6.96          7.09           7.52              CLASS D            0.144          0.050           3.88

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                83%                 Aaa/AAA           54%
General Obligation Bondsoo                   17                  Aa/AA             24
                                                                 A/A                9
WEIGHTED AVERAGE MATURITY                    20.76 years         Baa/BBB           13

--------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE

GEORGIA SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                     ----------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION      ONE          FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*         YEAR          YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (2.95)%         n/a          (6.34)%        4.57%          6.10%           n/a
Without Sales Charge                     1.93           n/a          (1.67)         5.60           6.61            n/a
CLASS C**
With Sales Charge and CDSC              (0.39)        (4.16)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.61         (2.29)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.64           n/a          (3.46)          n/a            n/a            n/a
Without CDSC                             1.61           n/a          (2.54)         4.66            n/a           3.34%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                               DIVIDENDS+    CAPITAL GAIN+   SEC YIELD++
                -------       -------       -------                               ---------      -----------   ----------
CLASS A          $7.53         $7.75          $8.23              CLASS A           $0.190          $0.173          4.65%
CLASS C           7.55          7.76           n/a               CLASS C            0.157           0.173          3.95
CLASS D           7.55          7.76           8.25              CLASS D            0.157           0.173          3.99
HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                80%                 Aaa/AAA           50%
General Obligation Bondsoo                   20                  Aa/AA             15
                                                                 A/A               28
WEIGHTED AVERAGE MATURITY                    22.93 years         Baa/BBB            7
------------------------------------------------------------------------------------------------------------------------------

LOUISIANA SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                       AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION      ONE          FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*         YEAR          YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (2.97)%         n/a          (6.15)%        4.24%          5.85%           n/a
Without Sales Charge                     1.88           n/a          (1.50)         5.26           6.37            n/a
CLASS C**
With Sales Charge and CDSC              (0.46)        (3.94)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.55         (2.06)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.56           n/a          (3.33)          n/a            n/a            n/a
Without CDSC                             1.55           n/a          (2.40)         4.32            n/a           3.16%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                               DIVIDENDS+    CAPITAL GAIN+   SEC YIELD++
                -------       -------       -------                               ---------      -----------    ---------
CLASS A         $7.71          $7.81          $8.28              CLASS A           $0.198          $0.046          4.70%
CLASS C          7.71           7.80           n/a               CLASS C            0.163           0.046          4.00
CLASS D          7.71           7.80           8.28              CLASS D            0.163           0.046          4.04

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                84%                 Aaa/AAA           82%
General Obligation Bondsoo                   16                  Aa/AA              9
                                                                 Baa/BBB            9
WEIGHTED AVERAGE MATURITY                    20.30 years
------------------------------------------------------------------------------------------------------------------------------


------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
MARYLAND SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION      ONE          FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*         YEAR          YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (2.97)%         n/a          (5.77)%        4.23%          5.88%           n/a
Without Sales Charge                     1.71           n/a          (1.06)         5.25           6.40            n/a
CLASS C**
With Sales Charge and CDSC              (0.88)        (3.63)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.12         (1.74)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.13           n/a          (3.01)          n/a            n/a            n/a
Without CDSC                             1.12           n/a          (2.07)         4.26            n/a           3.25%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                               DIVIDENDS+     CAPITAL GAIN+   SEC YIELD++
                -------       -------       -------                               ---------      ------------    ---------
CLASS A          $7.72         $7.79          $8.21              CLASS A           $0.198           $0.004          4.70%
CLASS C           7.72          7.80           n/a               CLASS C            0.163            0.004          3.99
CLASS D           7.72          7.80           8.22              CLASS D            0.163            0.004          4.03

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                81%                 Aaa/AAA           41%
General Obligation Bondsoo                   19                  Aa/AA             39
                                                                 A/A               18
WEIGHTED AVERAGE MATURITY                    21.49 years         Baa/BBB            2
MASSACHUSETTS SERIES
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION     ONE           FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*        YEAR           YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (2.46)%         n/a          (7.65)%        3.97%          5.98%           n/a
Without Sales Charge                     2.37           n/a          (3.08)         4.99           6.49            n/a
CLASS C**
With Sales Charge and CDSC              (0.28)        (5.22)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.77         (3.34)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.79           n/a          (5.02)          n/a            n/a            n/a
Without CDSC                             1.77           n/a          (4.10)         4.00            n/a           3.09%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                              DIVIDENDS+     CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             ---------      ------------     ---------
CLASS A         $7.40          $7.47          $8.08              CLASS A           $0.188           $0.055          4.83%
CLASS C          7.39           7.47           n/a               CLASS C            0.155            0.055          4.15
CLASS D          7.39           7.47           8.08              CLASS D            0.155            0.055          4.19
------------------------------------------------------------------------------------------------------------------------------
HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                95%                 Aaa/AAA           56%
General Obligation Bondsoo                    5                  Aa/AA             29
                                                                 A/A               11
WEIGHTED AVERAGE MATURITY                    26.30 years         Baa/BBB            4
------------------------------------------------------------------------------------------------------------------------------


--------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
MICHIGAN SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                    ----------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION     ONE           FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*        YEAR           YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (1.75)%         n/a          (5.37)%        4.39%          6.16%           n/a
Without Sales Charge                     3.14           n/a          (0.61)         5.41           6.68            n/a
CLASS C**
With Sales Charge and CDSC               0.68         (2.95)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            2.69         (0.96)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             1.68           n/a          (2.45)          n/a            n/a            n/a
Without CDSC                             2.69           n/a          (1.51)         4.43            n/a           3.40%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                               DIVIDENDS+   CAPITAL GAIN++    SEC YIELD++
               ---------     ---------     ---------                             ----------     -----------      ---------
CLASS A         $8.05          $8.04          $8.55              CLASS A           $0.208          $0.032          4.78%
CLASS C          8.04           8.03           n/a               CLASS C            0.172           0.032          4.08
CLASS D          8.04           8.03           8.54              CLASS D            0.172           0.032          4.12

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                73%                 Aaa/AAA           54%
General Obligation Bondsoo                   27                  Aa/AA             36
                                                                 A/A               10
WEIGHTED AVERAGE MATURITY                    20.49 years
------------------------------------------------------------------------------------------------------------------------------

MINNESOTA SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                    ----------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                         SIX      SINCE INCEPTION     ONE           FIVE            10       SINCE INCEPTION
                                       MONTHS*        5/27/99*       YEAR           YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (3.14)%         n/a          (6.32)%        3.28%          5.34%           n/a
Without Sales Charge                     1.73           n/a          (1.64)         4.30           5.86            n/a
CLASS C**
With Sales Charge and CDSC              (0.66)        (4.18)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.27         (2.24)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.29           n/a          (3.46)          n/a            n/a            n/a
Without CDSC                             1.27           n/a          (2.53)         3.36            n/a           2.73%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                               DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             ----------    ------------     ---------
CLASS A          $7.26         $7.36          $7.80              CLASS A           $0.184          $0.041          4.71%
CLASS C           7.26          7.36           n/a               CLASS C            0.151           0.041          4.01
CLASS D           7.26          7.36           7.80              CLASS D            0.151           0.041          4.05

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                57%                 Aaa/AAA           39%         Baa/BBB           5%
General Obligation Bondsoo                   43                  Aa/AA             39          Non-Rated         2
                                                                 A/A               15
WEIGHTED AVERAGE MATURITY                    19.18 years
------------------------------------------------------------------------------------------------------------------------------

------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
MISSOURI SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION      ONE          FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*         YEAR          YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (2.52)%         n/a          (6.44)%        3.96%          5.69%           n/a
Without Sales Charge                     2.30           n/a          (1.74)         4.98           6.20            n/a
CLASS C**
With Sales Charge and CDSC              (0.12)        (4.13)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.84         (2.18)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.84           n/a          (3.58)          n/a            n/a            n/a
Without CDSC                             1.84           n/a          (2.64)         4.02            n/a           2.93%
LEHMAN BROTHERS
   MUNICIPAL BOND INDEX***               2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                               DIVIDENDS+     CAPITAL GAIN+   SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $7.27         $7.29          $7.77              CLASS A           $0.177          $0.008          4.57%
CLASS C           7.27          7.29           n/a               CLASS C            0.144           0.008          3.88
CLASS D           7.27          7.29           7.77              CLASS D            0.144           0.008          3.92

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                83%                 Aaa/AAA           51%
General Obligation Bondsoo                   17                  Aa/AA             31
                                                                 A/A               15
WEIGHTED AVERAGE MATURITY                    21.67 years         Baa/BBB            3
NEW YORK SERIES
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                    ----------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION     ONE           FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*        YEAR           YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (2.78)%         n/a          (6.95)%        4.74%          6.37%           n/a
Without Sales Charge                     2.02           n/a          (2.32)         5.75           6.90            n/a
CLASS C**
With Sales Charge and CDSC              (0.33)        (4.47)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.70         (2.59)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.71           n/a          (4.12)          n/a            n/a            n/a
Without CDSC                             1.70           n/a          (3.20)         4.80            n/a           3.41%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             ----------     -------------    ---------
CLASS A          $7.65         $7.70          $8.24              CLASS A           $0.198          $0.005          4.91%
CLASS C           7.66          7.70           n/a               CLASS C            0.164           0.005          4.21
CLASS D           7.66          7.70           8.25              CLASS D            0.164           0.005          4.25

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                89%                 Aaa/AAA           53%         Baa/BBB           9%
General Obligation Bondsoo                   11                  Aa/AA              8          Non-Rated         1
                                                                 A/A               29
WEIGHTED AVERAGE MATURITY                    24.05 years
------------------------------------------------------------------------------------------------------------------------------


-----------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
OHIO SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                    -----------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION     ONE           FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*        YEAR           YEARS          YEARS         2/1/94
                                       --------   ---------------     ----          -----          -----     ---------------
CLASS A**
With Sales Charge                       (3.00)%         n/a          (6.32)%        3.97%          5.82%           n/a
Without Sales Charge                     1.82           n/a          (1.70)         4.99           6.34            n/a
CLASS C**
With Sales Charge and CDSC              (0.52)        (3.95)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.50         (2.06)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.51           n/a          (3.36)          n/a            n/a            n/a
Without CDSC                             1.50           n/a          (2.43)         4.11            n/a           3.16%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                             DIVIDENDS+     CAPITAL GAIN+   SEC YIELD++
                -------       -------       -------                             ---------      ------------    ---------
CLASS A          $7.56         $7.64         $8.11              CLASS A           $0.198          $0.019           4.80%
CLASS C           7.61          7.68          n/a               CLASS C            0.165           0.019           4.11
CLASS D           7.61          7.68          8.15              CLASS D            0.165           0.019           4.15

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGS(o)
Revenue Bonds                                68%                 Aaa/AAA           77%
General Obligation Bondsoo                   32                  Aa/AA              6
                                                                 A/A               10
WEIGHTED AVERAGE MATURITY                    20.90 years         Baa/BBB            7
OREGON SERIES
------------------------------------------------------------------------------------------------------------------------------


TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000
                                                                                         AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION     ONE           FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*        YEAR           YEARS          YEARS         2/1/94
                                       --------   ---------------    ----           -----          -----     ---------------
CLASS A**
With Sales Charge                       (3.00)%         n/a          (6.18)%        4.14%          5.80%           n/a
Without Sales Charge                     1.80           n/a          (1.56)         5.16           6.32            n/a
CLASS C**
With Sales Charge and CDSC              (0.70)        (3.95)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.34         (2.02)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.36           n/a          (3.26)          n/a            n/a            n/a
Without CDSC                             1.34           n/a          (2.33)         4.21            n/a           3.28%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                                DIVIDENDS+     CAPITAL GAIN+   SEC YIELD++
                -------       -------       -------                               ---------      ------------    ---------
CLASS A          $7.38         $7.48          $7.92              CLASS A           $0.180          $0.052          4.56%
CLASS C           7.38          7.48           n/a               CLASS C            0.147           0.052          3.86
CLASS D           7.38          7.48           7.91              CLASS D            0.147           0.052          3.89

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                77%                 Aaa/AAA           41%
General Obligation Bondsoo                   23                  Aa/AA             37
                                                                 A/A               14
WEIGHTED AVERAGE MATURITY                    18.48 years         Baa/BBB            8
------------------------------------------------------------------------------------------------------------------------------


------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
SOUTH CAROLINA SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2000

                                                                                         AVERAGE ANNUAL
                                                                    ----------------------------------------------------------
                                                      CLASS C                                                    CLASS D
                                          SIX     SINCE INCEPTION     ONE           FIVE            10       SINCE INCEPTION
                                        MONTHS*      5/27/99*        YEAR           YEARS          YEARS         2/1/94
                                        -------   ---------------    ----           -----          -----     ---------------
CLASS A**
With Sales Charge                       (2.55)%         n/a          (6.43)%        4.28%          5.89%           n/a
Without Sales Charge                     2.28           n/a          (1.74)         5.30           6.41            n/a
CLASS C**
With Sales Charge and CDSC              (0.21)        (4.15)%          n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            1.81         (2.26)           n/a           n/a            n/a            n/a
CLASS D**
With 1% CDSC                             0.83           n/a          (3.68)          n/a            n/a            n/a
Without CDSC                             1.81           n/a          (2.76)         4.32            n/a           3.14%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                2.13          0.26@         (0.08)         6.08           7.15           4.97#

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2000
                3/31/00       9/30/99       3/31/99                               DIVIDENDS+     CAPITAL GAIN+      SEC YIELD++
                -------       -------       -------                               ----------     -------------      -----------
CLASS A          $7.57         $7.67          $8.18              CLASS A           $0.193           $0.076             4.76%
CLASS C           7.56          7.66           n/a               CLASS C            0.159            0.076             4.07
CLASS D           7.56          7.66           8.18              CLASS D            0.159            0.076             4.11

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                98%                 Aaa/AAA           60%
General Obligation Bondsoo                    2                  Aa/AA             10
                                                                 A/A               21
WEIGHTED AVERAGE MATURITY                    21.77 years         Baa/BBB            9
------------------------------------------------------------------------------------------------------------------------------


-----------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date after purchase. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of eachSeries' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.
 *** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
   @ From 5/31/99.
   # From 1/31/94.
   + Represents per share amount paid or declared for the six months ended March
     31, 2000.
  ++ Current yield, representing the annualized yield for the 30-day period ended March 31, 2000, has been computed in accordance with SEC regulations and will vary.
   o Percentages based on current market values of long-term holdings at March 31, 2000.
  oo Includes pre-refunded and escrowed-to-maturity securities.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

NATIONAL SERIES

                             FACE                                                                       RATINGS+          MARKET
      STATE                 AMOUNT                             MUNICIPAL BONDS                        MOODY'S/S&P         VALUE
      -----                 ------                             ---------------                        -----------         -----
ALABAMA--3.6%             $4,000,000  Jefferson County Sewer Rev., 5-1/8% due 2/1/2039 ..............   Aaa/AAA        $ 3,503,040
ALASKA--1.5%               1,500,000  Alaska Housing Finance Corporation Mortgage Rev.,
                                         5-3/4% due 6/1/2024* .......................................   Aaa/AAA          1,444,935
CALIFORNIA--1.7%           1,500,000  San Joaquin Hills Transportation Corridor Agency Rev.
                                         (Orange County Senior Lien Toll Road),
                                         6-3/4% due 1/1/2032o .......................................   Aaa/AAA          1,616,445
FLORIDA--3.7%              4,000,000  Jacksonville Electric Authority (Electric System Rev.),
                                         5.10% due 10/1/2032 ........................................   Aa2/AA           3,543,240
KENTUCKY--2.0%             1,880,000  Trimble County Pollution Control Rev. (Louisville
                                         Gas & Electric Co. Project), 7-5/8% due 11/1/2020* .........    A1/A            1,944,221
MICHIGAN--2.4%             2,250,000  Michigan State Strategic Fund Pollution Control Rev.
                                         (General Motors Corp.), 6.20% due 9/1/2020 .................    A2/A            2,271,938
MISSOURI--4.9%             4,750,000  St. Louis Industrial Development Authority Pollution
                                         Control Rev. (Anheuser-Busch Companies, Inc. Project),
                                         5-7/8% due 11/1/2026* ......................................    A1/A+           4,671,293
NEVADA--4.5%               5,000,000  Clark County Industrial Development Rev. (Nevada
                                         Power Company Project), 5.90% due 11/1/2032* ...............   NR/BBB           4,354,500
NEW YORK--7.4              3,500,000  New York City GOs, 6-1/4% due 4/15/2027 .......................    A3/A-           3,586,975
                           2,500,000  New York State Mortgage Agency Rev.
                                         (Homeowner Mortgage), 6.35% due 10/1/2030* .................   Aa1/NR           2,565,750
                           1,000,000  Trust for Cultural Resources of the City of New York Rev.
                                         (American Museum of Natural History),
                                         5.65% due 4/1/2027 .........................................   Aaa/AAA            975,400
OHIO--3.8%                 4,000,000  Ohio Housing Finance Agency Mortgage Rev. (Residential
                                         Mortgage), 5.40% due 9/1/2029* .............................   Aaa/NR           3,658,760
SOUTH                      6,000,000  South Dakota Housing Development Authority Rev.
   DAKOTA--6.2%                      (Homeownership Mortgage), 6.15% due 5/1/2026* .................    Aa1/AAA          5,968,740
TENNESSEE--4.8%            5,000,000  Shelby County Health, Educational and Housing
                                         Facility Board Rev. (St. Jude Children's Research Hospital),
                                         5-3/8% due 7/1/2024 ........................................    NR/AA           4,579,050
TEXAS--19.3%               3,700,000  Harris County Health Facilities Development Corp.
                                         Hospital Rev. (St. Luke's Episcopal Hospital Project),
                                         6-3/4% due 2/15/2021 .......................................   Aa3/AAA          3,824,542
                           2,000,000  Harris County Health Facilities Development Corp. SCH
                                      Health Care System Rev. (Sisters of Charity of the
                                         Incarnate Word), 7.10% due 7/1/2021o .......................   Aa3/NR           2,100,160
                           2,000,000  Harris County Health Facilities Development Corp. SCH
                                      Health Care System Rev. (Sisters of Charity of the
                                         Incarnate Word), 5-3/4% due 7/1/2027++ .....................   Aa3/AAA           2,001,160
                           4,750,000  Potter County Industrial Development Corp. Pollution
                                      Control Rev. (Southwestern Public Service Company
                                         Project), 5-3/4% due 9/1/2016 ..............................   Aaa/AAA           4,816,120
                             125,000  San Antonio Electric &Gas Rev., 5-1/2% due 2/1/2020 ...........   Aa1/AA             129,316

-----------
 + Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

NATIONAL SERIES (CONTINUED)

                             FACE                                                                       RATINGS+         MARKET
      STATE                 AMOUNT                             MUNICIPAL BONDS                        MOODY'S/S&P         VALUE
      -----                 ------                             ---------------                        -----------         -----
TEXAS (CONTINUED)         $2,375,000  San Antonio Electric & Gas Rev., 5-1/2% due 2/1/2020o ..........  Aa1/AA         $ 2,302,349
                           1,975,000  Texas Veterans Housing Assistance GOs, 6.80%
                                         due 12/1/2023* ..............................................  Aa1/AA           2,042,091
                           1,280,000  Travis County Housing Finance Corporation (Single
                                         Family Mortgage Rev.), 6.95% due 10/1/2027 ..................  NR/AAA           1,317,043
VIRGINIA--9.5%             5,000,000  Fairfax County Industrial Development Authority
                                         Health Care Rev. (Inova Health System Project),
                                         6% due 8/15/2026 ............................................  Aa2/AA           4,993,000
                           5,000,000  Pocahontas Parkway Association TollRoad Bonds
                                         (Route 895 Connector), 5-1/2% due 8/15/2028 ................. Baa3/BBB-         4,138,450
WASHINGTON--10.1%          4,325,000  King County Sewer GOs, 6-1/8% due 1/1/2033 .....................  Aaa/AAA          4,368,033
                           5,520,000  Seattle Water System Rev., 5-5/8% due 8/1/2026 .................  Aaa/AAA          5,346,506
WISCONSIN--6.3%            6,000,000  LaCrosse Resource Recovery Rev. (Northern States Power
                                         Company Project), 6% due 11/1/2021* .........................  A1/AA-           6,028,560
WYOMING--4.1%              4,000,000  Sweetwater County Pollution Control Rev. (Idaho Power
                                         Company Project), 6.05% due 7/15/2026 .......................   A3/A            4,002,120
                                                                                                                       -----------
TOTAL MUNICIPAL BONDS (Cost $94,217,040)--95.8% ...............................................................        92,093,737
VARIABLE RATE DEMAND NOTES (Cost $1,900,000)--2.0% ............................................................         1,900,000
OTHER ASSETS LESS LIABILITIES--2.2% ...........................................................................         2,091,197
                                                                                                                       -----------
NET ASSETS--100.0% ............................................................................................       $96,084,934
                                                                                                                       ===========


COLORADO SERIES

     FACE                                                                                              RATINGS+           MARKET
     AMOUNT                             MUNICIPAL BONDS                                              MOODY'S/S&P           VALUE
     ------                             ---------------                                              -----------           -----
$  2,000,000  Adams County, CO Pollution Control Rev. (Public Service Co. of Colorado Project),
                 5-7/8% due 4/1/2014 ..............................................................    Aaa/AAA         $ 2,033,760
   1,000,000  Boulder, Larimer and Weld Counties,CO (Vrain Valley School District),
                 5% due 12/15/2022 ................................................................    Aaa/AAA             897,320
   1,640,000  Colorado Health Facilities Authority Hospital Improvement Rev.,
                 (NCMC, Inc. Project), 5-3/4% due 5/15/2024 .......................................    Aaa/AAA           1,618,811
   2,250,000  Colorado Health Facilities Authority Rev. (Sisters of Charity of Leavenworth
                 HealthServices Corporation), 5% due 12/1/2025 ....................................    Aaa/AAA           1,973,003
   2,000,000  Colorado Health Facilities Authority Rev. (Catholic Health Initiatives),
                 5% due 12/1/2028 .................................................................     Aa3/AA           1,650,020
   1,000,000  Colorado Springs, CO Sales & Use Tax Rev., 5% due 12/1/2015 .........................     A1/AA              948,880
   2,350,000  Colorado Springs, CO Utilities Rev., 5-3/8% due 11/15/2026 ..........................     Aa2/AA           2,224,346
     105,000  Colorado Water Resources & Power Development Authority
                 (Clean Water Rev.), 6-7/8% due 9/1/2011 ..........................................    Aaa/AAA             108,957
   2,000,000  Colorado Water Resources & Power Development Authority
                 (Clean Water Rev.), 6% due 9/1/2014 ..............................................    Aaa/AAA           2,050,720


------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
o Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

COLORADO SERIES (CONTINUED)

    FACE                                                                                            RATINGS+      MARKET
   AMOUNT                            MUNICIPAL BONDS                                              MOODY'S/S&P      VALUE
   ------                            ---------------                                              -----------    ---------
$  2,000,000  Denver, CO City & County Department of Aviation Airport System Rev.,
                 5-1/2% due 11/15/2025 ...........................................................  Aaa/AAA     $ 1,915,180
   2,200,000  Denver, CO City & County School District GOs, 5% due 12/1/2023 .....................  Aaa/AAA       1,948,980
   2,000,000  Denver, CO Health and Hospital Authority Healthcare Rev., 5-3/8% due 12/1/2028 .....  Baa2/BBB      1,574,580
   1,985,000  Fort Collins, CO GOs Water Bonds, 6-3/8% due 12/1/2012o ............................   Aa1/AA       2,083,635
   2,500,000  Fort Collins Pollution Control Rev. (Anheuser-Busch Project), 6% due 9/1/2031 ......    A1/A+       2,497,375
   1,000,000  Fountain Valley Authority, CO Water Treatment Rev., 6.80% due 12/1/2019o ...........   Aa2/AA       1,027,070
   2,250,000  Jefferson County, CO Open Space Sales Tax Rev., 5% due 11/1/2019 ...................  Aaa/AAA       2,045,745
   1,755,000  Northglenn, CO GOs Joint Water & Wastewater Utility, 6.80% due 12/1/2008 ...........   Aaa/NR       1,869,654
   2,500,000  Platte River Power Authority, CO Power Rev., 6-1/8% due 6/1/2014 ...................   Aa3/AA-      2,574,100
   1,055,000  Pueblo County, CO Single Family Mortgage Rev., 7.05% due 11/1/2027 .................   NR/AAA       1,090,722
   2,000,000  Puerto Rico Highway & Transportation Authority Rev., 5-1/2% due 7/1/2036 ...........   Baa1/A       1,895,800
   2,000,000  University of Colorado Hospital Authority Rev., 5-1/4% due 11/15/2022 ..............   Aaa/NR       1,843,340
   2,000,000  Virgin Islands Public Finance Authority Rev., 5-1/2% due 10/1/2022 .................   NR/BBB-      1,795,680
   2,000,000  Westminster, CO (Adams & Jefferson Counties) Sales & Use Tax Rev.,
                 7% due 12/1/2008 ................................................................  Aaa/AAA       2,054,640
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (Cost $40,845,816)--97.7% ...........................................................      39,722,318
VARIABLE RATE DEMAND NOTES (Cost $200,000)--0.5% ..........................................................         200,000
OTHER ASSETS LESS LIABILITIES--1.8% .......................................................................         748,084
                                                                                                                -----------
NET ASSETS--100.0% ........................................................................................     $40,670,402
                                                                                                                ===========


GEORGIA SERIES

    FACE                                                                                            RATINGS+      MARKET
   AMOUNT                            MUNICIPAL BONDS                                              MOODY'S/S&P      VALUE
   ------                            ---------------                                              -----------    ---------
$  2,000,000  Atlanta, GA Airport Rev., 5-5/8% due 1/1/2030* ....................................   Aaa/AAA     $ 1,909,640
   2,500,000  Atlanta, GA Water & Wastewater Rev., 5% due 11/1/2038 .............................   Aaa/AAA       2,148,925
   1,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                 (Anheuser-Busch), 7.40% due 11/1/2010* .........................................    A1/A+        1,131,090
   2,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                 (Anheuser-Busch), 6-3/4% due 2/1/2012* .........................................    A1/A+        2,095,480
   2,000,000  Chatham County, GA School District GOs, 5-1/2% due 8/1/2020 .......................   Aaa/AAA       1,959,100
   1,000,000  DeKalb County, GA GOs, 5-1/4% due 1/1/2020 ........................................   Aa1/AA+         945,850
   2,000,000  DeKalb County, GA Water & Sewerage Rev., 5% due 10/1/2028 .........................   Aa2/AA        1,760,820
   1,000,000  Fulco Hospital Authority HealthSystem Rev. (Catholic Health East),
                 5% due 11/15/2028 ..............................................................   Aaa/AAA         860,430
   1,820,000  Fulton County, GA Development Authority Special Facilities Rev.,
                 (Delta Airlines, Inc. Project), 5-1/2% due 5/1/2033* ...........................   Baa3/BBB-     1,526,580
   2,250,000  Georgia Housing & Finance Authority (Single Family Mortgage),
                 5.20% due 6/1/2029* ............................................................    NR/AAA       1,989,270


-------------
 +  Ratings have not been audited by Deloitte & Touche LLP.
++  Escrowed-to-maturity security.
 o  Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000


GEORGIA SERIES (CONTINUED)

    FACE                                                                                         RATINGS+        MARKET
   AMOUNT                              MUNICIPAL BONDS                                         MOODY'S/S&P        VALUE
  -------                              ---------------                                         -----------       -------
$  2,000,000  Georgia Housing & Finance Authority (Single Family Mortgage),
                 6.10% due 6/1/2031* ..........................................................  NR/AAA        $ 2,004,900
   2,500,000  Georgia Municipal Gas Authority Rev. (Southern Storage Gas Project),
                 6.40% due 7/1/2014 ...........................................................   NR/A-          2,502,875
   1,000,000  Georgia State GOs, 5-3/4% due 2/1/2011 .......................................... Aaa/AAA          1,030,810
   1,000,000  Gwinnett County, GA School District GOs, 6.40% due 2/1/2012 .....................  Aa1/AA+         1,116,800
   2,250,000  Gwinnett County, GA Water & Sewerage Authority Rev., 5.30% due 8/1/2022 ......... Aaa/AAA          2,132,032
   1,500,000  Henry County School District, GA GOs, 6.45% due 8/1/2011 ........................   A1/A+          1,640,235
     500,000  Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev.,
                 6-1/4% due 7/1/2018 ..........................................................  A1/AA-            536,925
   2,000,000  Monroe County, GA Development Authority Pollution Control Rev.
                 (Georgia Power Company Plant--Scherer Project), 6% due 7/1/2025 ..............  Aaa/AAA         2,003,100
   2,500,000  Peachtree City, GA Water & Sewerage Authority Sewer System Rev.,
                 5.60% due 3/1/2027 ...........................................................  Aa3/AA          2,438,475
   2,000,000  Private Colleges & Universities Authority Rev., GA (Spelman College Project),
                 6.20% due 6/1/2014 ........................................................... Aaa/AAA          2,094,540
   1,500,000  Private Colleges & Universities Authority Rev., GA (Mercer University Project),
                 6-1/2% due 11/1/2015++ ....................................................... Aaa/AAA          1,663,305
   3,000,000  Private Colleges & Universities Authority Rev., GA (Agnes Scott College Project),
                 5-5/8% due 6/1/2023 ..........................................................  A1/AA           2,933,280
   1,000,000  Private Colleges & Universities Authority Rev., GA (Mercer University Project),
                 5-3/8% due 10/1/2029 .........................................................  A3/NR             892,610
   1,500,000  Puerto Rico Highway & Transportation Authority Rev., 5-1/2% due 7/1/2026 ........  Baa1/A          1,435,665
   1,000,000  Savannah, GA Airport Rev., 6-1/4% due 1/1/2015* ................................. Aaa/AAA          1,021,940
                                                                                                               -----------
TOTAL MUNICIPAL BONDS (Cost $42,237,639)--101.8% ......................................................         41,774,677
VARIABLE RATE DEMAND NOTES (Cost $600,000)--1.5% ......................................................            600,000
OTHER ASSETS LESS LIABILITIES--(3.3)% .................................................................         (1,360,884)
                                                                                                               -----------
NET ASSETS--100.0% ....................................................................................        $41,013,793
                                                                                                               ===========


LOUISIANA SERIES

    FACE                                                                                         RATINGS+        MARKET
   AMOUNT                              MUNICIPAL BONDS                                         MOODY'S/S&P        VALUE
  -------                              ---------------                                         -----------       -------
  $3,000,000  Bastrop, LA Industrial Development Board Pollution Control Rev.
                 (International Paper Company Project), 6.90% due 3/1/2007 ....................  A3/BBB+       $ 3,126,510
   2,500,000  Calcasieu Parish, LA Industrial Development Board (Conoco Inc. Project),
                 5-3/4% due 12/1/2026* ........................................................   Aa3/AA-        2,397,900
   1,570,000  East Baton Rouge Parish, LA Mortgage Finance Authority (Single Family
                 Mortgage Rev.), 5.40% due 10/1/2025 ..........................................   Aaa/NR         1,426,879
   3,000,000  East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                 5.90% due 2/1/2018 ...........................................................  Aaa/AAA         3,060,870



-------------
 + Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000



LOUISIANA SERIES (CONTINUED)

    FACE                                                                                             RATINGS+          MARKET
   AMOUNT                                       MUNICIPAL BONDS                                     MOODY'S/S&P         VALUE
   ------                                       ---------------                                     -----------       --------
$  2,000,000  Jefferson Parish, LA Home Mortgage Authority (Single Family Mortgage Rev.),
                 6% due 12/1/2024* ................................................................    Aa/NR         $ 1,947,120
   2,000,000  Jefferson Parish, LA Hospital Service District Rev., 5% due 7/1/2028 ................   Aaa/AAA          1,715,480
   2,500,000  Lafayette, LA Public Improvement Sales Tax, 5% due 5/1/2021 .........................   Aaa/AAA          2,227,675
   2,495,000  Louisiana Housing Finance Agency Mortgage Rev. (Single Family),
                 6.45% due 6/1/2027* ..............................................................   Aaa/AAA          2,575,514
   2,500,000  Louisiana Public Facilities Authority Hospital Rev. (Franciscan Missionaries
                 of Our Lady Health System Project), 5% due 7/1/2025 ..............................   Aaa/AAA          2,165,100
   2,500,000  Louisiana Public Facilities Authority Rev. (Loyola University Project),
                 5-5/8% due 10/1/2016 .............................................................   Aaa/AAA          2,513,700
   3,000,000  Louisiana Public Facilities Authority Rev. (Tulane University),
                 5-3/4% due 2/15/2021 .............................................................   Aaa/AAA          2,978,160
   1,500,000  Louisiana State GOs, 5% due 4/15/2018 ...............................................   Aaa/AAA          1,373,100
   2,500,000  Ouachita Parish, LA Hospital Service District Rev. (Glenwood Regional
                 Medical Center), 5-3/4% due 5/15/2021 ............................................   Aaa/AAA          2,460,775
     185,000  Ouachita Parish, LA Industrial Development Rev. (International Paper Company),
                 6-1/2% due 4/1/2006 ..............................................................    NR/NR             185,161
   2,500,000  Saint Bernard Parish, LA Exempt Facility Rev. (Mobil Oil Corporation Project),
                 5.90% due 11/1/2026* .............................................................    Aaa/AA          2,457,700
   1,250,000  Saint Charles Parish, LA Environmental Improvement Rev. (Louisiana Power
                 and Light Company Project), 6.20% due 5/1/2023* ..................................   Baa2/BBB         1,175,612
   2,960,000  Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
                 7.15% due 7/1/2016 ...............................................................   Aaa/AAA          3,101,310
   2,500,000  Shreveport, LA Airport System Rev., 5-3/8% due 1/1/2024* ............................   Aaa/AAA          2,300,325
   1,555,000  Shreveport, LA GOs, 7-1/2% due 4/1/2006++ ...........................................   Aaa/AAA          1,743,279
   2,750,000  Shreveport, LA GOs, 5% due 3/1/2019 .................................................   Aaa/AAA          2,499,173
   2,050,000  Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),
                 7-1/4% due 12/1/2010 .............................................................   Aaa/AAA          2,269,514
   2,500,000  Tangipahoa Parish, LA Hospital Service District No. 1 Rev. (Northoaks
                 Medical Center), 6-1/4% due 2/1/2024 .............................................   Aaa/AAA          2,542,400
                                                                                                                    ------------
TOTAL MUNICIPAL BONDS (Cost $48,675,833)--97.6% ..............................................................        48,243,257
VARIABLE RATE DEMAND NOTES (Cost $200,000)--0.4% .............................................................           200,000
OTHER ASSETS LESS LIABILITIES--2.0% ..........................................................................           973,512
                                                                                                                     ------------
NET ASSETS--100.0% ...........................................................................................       $49,416,769
                                                                                                                    ============


MARYLAND SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                     MOODY'S/S&P          VALUE
   ------                                       ---------------                                     -----------        --------
  $1,000,000  Anne ArundelCounty, MD GOs, 5-1/8% due 2/1/2026 .....................................   Aa2/AA+         $   914,100
   1,340,000  Anne ArundelCounty, MD GOs, 5-1/8% due 2/1/2027 .....................................   Aa2/AA+           1,222,817



-------------
 + Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000


MARYLAND SERIES (CONTINUED)

    FACE                                                                                            RATINGS+             MARKET
   AMOUNT                           MUNICIPAL BONDS                                                MOODY'S/S&P            VALUE
  --------                          ---------------                                               -------------        -----------
$  3,000,000  Anne Arundel County, MD Pollution Control Rev. (Baltimore Gas and Electric
                 Company Project), 6% due 4/1/2024 ...............................................    A2/A            $ 2,996,220
   2,000,000  Baltimore, MD Consolidated Public Improvement GOs, 6-3/8% due 10/15/2006 ...........   Aaa/AAA            2,159,820
   2,500,000  Baltimore, MD Port Facilities Rev. (Consolidated Coal Sales Co. Project),
                 6-1/2% due 10/1/2011 ............................................................   Aa3/AA-            2,636,525
   2,000,000  Baltimore, MD Project and Refunding Rev. (Water Projects), 5-1/2% due 7/1/2026 .....   Aaa/AAA            1,927,240
   1,000,000  Howard County, MD Metropolitan District Project GOs, 5-1/2% due 8/15/2022 ..........   Aaa/AAA              984,750
   2,000,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Multi-Family Housing), 7.70% due 5/15/2020* ..............   Aa/NR              2,067,200
   2,420,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Single Family Program), 6.80% due 4/1/2024* ..............   Aa2/NR             2,482,654
   2,500,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Multi-Family Housing), 6.70% due 5/15/2027 ...............   Aa/NR              2,589,550
   2,250,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Residential Rev.), 6.15% due 9/1/2032* ...................   Aa2/NR             2,251,440
   2,710,000  Maryland Health & Higher Educational Facilities Authority Rev. (Good Samaritan
                 Hospital), 5-3/4% due 7/1/2019++ ................................................   Aaa/AAA            2,732,899
   2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
                 (Suburban Hospital), 5-1/8% due 7/1/2021 ........................................    A1/A+             1,683,360
   2,750,000  Maryland Health & Higher Educational Facilities Authority Rev.
                 (Anne Arundel Medical Center), 5% due 7/1/2023 ..................................   Aaa/AAA            2,448,353
   2,500,000  Maryland Health & Higher Educational Facilities Authority Rev. (Francis Scott Key
                 Medical Center), 5% due 7/1/2023 ................................................   Aaa/AAA            2,225,775
   2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
                 (Mercy Medical Center), 5-3/4% due 7/1/2026 .....................................   Aaa/AAA            1,989,060
   1,500,000  Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel
                 Medical Center), 5-1/8% due 7/1/2028 ............................................   Aaa/AAA            1,353,105
   1,000,000  Maryland Health & Higher Educational Facilities Authority Rev. (Charity
                 Obligated Group), 5% due 11/1/2029 ..............................................   Aa2/AA               875,980
   2,000,000  Maryland Transportation Authority Rev. (Baltimore/Washington International
                 Airport Project), 6-1/4% due 7/1/2014* ..........................................   Aaa/AAA            2,085,740
   2,000,000  Maryland Transportation Authority Rev. Transportation Facilities Projects,
                 5-3/4% due 7/1/2015 .............................................................   A1/A+              2,017,400
   1,000,000  Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                 7.10% due 9/1/2013o .............................................................   Aaa/AAA            1,054,730
     220,000  Montgomery County, MD Housing Opportunities Commission (Single Family
                 Mortgage Rev.), 7-3/8% due 7/1/2017 .............................................   Aa2/NR               224,101
   1,390,000  Montgomery County, MD Housing Opportunities Commission Rev.,
                 6.20% due 7/1/2026* .............................................................   Aa2/NR             1,394,281
   2,000,000  Northeast Maryland Waste Disposal Authority Solid Waste Rev.
                 (Montgomery County Resource Recovery Project), 6.30% due 7/1/2016* ..............   A2/NR              2,041,220


-------------
 + Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

MARYLAND SERIES (CONTINUED)

    FACE                                                                                            RATINGS+          MARKET
   AMOUNT                           MUNICIPAL BONDS                                                MOODY'S/S&P         VALUE
  --------                          ---------------                                               -------------      -----------
$  1,000,000  Puerto Rico Highway & Transportation Authority Rev., 5-1/2% due 7/1/2036 ...........   Baa1/A        $     947,900
     630,000  Puerto Ric Housing Finance Corporation (Single Family Mortgage Rev.
                 Portfolio 1-C), 6.85% due 10/15/2023 ............................................   Aaa/AAA             654,992
   2,000,000  Washington Suburban Sanitary District, MD, 6-1/2% due 1/1/2016 .....................   Aa1/AA            2,087,200
                                                                                                                    ------------
TOTAL MUNICIPAL BONDS (Cost $47,576,545)--98.2% ...............................................................       48,048,412
OTHER ASSETS LESS LIABILITIES--1.8% ...........................................................................          857,831
                                                                                                                    ------------
NET ASSETS--100.0% ............................................................................................      $48,906,243
                                                                                                                    ============

MASSACHUSETTS SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                           MUNICIPAL BONDS                                                 MOODY'S/S&P          VALUE
  --------                          ---------------                                                -------------      -----------
  $5,000,000  Boston, MA Water & Sewer Commission General Rev., 5-1/4% due 11/1/2019 ..............    A1/A+         $ 4,776,950
   5,000,000  Massachusetts Bay Transportation Authority General Transportation System
                 Rev., 5-3/4% due 3/1/2026 ........................................................    Aa2/AA-         4,959,800
   5,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Newton-Wellesley
                 Hospital), 6% due 7/1/2018 .......................................................    Aaa/AAA         5,040,350
   3,500,000  Massachusetts Health & Educational Facilities Authority Rev. (Williams College),
                 5-3/4% due 7/1/2019 ..............................................................    Aaa/AA+         3,501,925
   5,100,000  Massachusetts Health & Educational Facilities Authority Rev. (Smith College),
                 5-3/4% due 7/1/2024 ..............................................................     Aa1/AA         4,975,764
   5,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare
                 System), 5-3/8% due 7/1/2024 .....................................................    Aaa/AAA         4,596,900
   4,000,000  Massachusetts Health & Educational Facilities Authority Rev.
                 (Harvard University), 5-5/8% due 11/1/2028 .......................................    Aaa/AAA         3,941,600
   5,000,000  Massachusetts Health & Educational Facilities Authority Rev.
                 (South Shore Hospital), 5-3/4% due 7/1/2029 ......................................     A2/A           4,434,250
   5,000,000  Massachusetts Housing Finance (Rental Housing Mortgage Rev.),
                 5-1/2% due 7/1/2030* .............................................................    Aaa/AAA         4,498,950
   4,985,000  Massachusetts Housing Finance Agency Rev. (Single Family Housing),
                 5-1/2% due 12/1/2030* ............................................................    Aaa/AAA         4,563,518
   2,000,000  Massachusetts Industrial Finance Agency Electric Utility Rev. (Nantucket Electric
                 Company Project), 5-7/8% due 7/1/2017* ...........................................    Aaa/AAA         2,004,320
   3,500,000  Massachusetts Industrial Finance Agency Rev. (Phillips Academy),
                 5-3/8% due 9/1/2023 ..............................................................    Aaa/AA+         3,306,310
   3,000,000  Massachusetts Industrial Finance Agency Rev. (College of the Holy Cross),
                 5-5/8% due 3/1/2026 ..............................................................    Aaa/AAA         2,918,130
   2,000,000  Massachusetts Industrial Finance Agency Rev. (Suffolk University),
                 5-1/4% due 7/1/2027 ..............................................................    Aaa/AAA         1,841,900
   2,400,000  Massachusetts Port Authority Rev., 5% due 7/1/2023 ..................................    Aa3/AA-         2,131,176


----------------
 + Ratings have not been audited by Deloitte & Touche LLP.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

     FACE                                                                                                  RATINGS+       MARKET
    AMOUNT                            MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
   --------                           ---------------                                                   ------------   -----------
  $2,000,000  Massachusetts Port Authority Rev., 5% due 7/1/2028* ....................................     Aa3/AA-     $ 1,727,520
   3,000,000  Massachusetts Port Authority Special Facilities Rev. (BOSFUEL Project),
                 5-3/4% due 7/1/2039* ................................................................     Aaa/AAA       2,878,260
   2,000,000  Massachusetts State Consolidated Loan GOs, 5% due 5/1/2019 .............................     Aa2/AA-       1,816,680
   2,500,000  Massachusetts State Consolidated Loan GOs, 5-7/8% due 2/1/2020 .........................     Aa2/AA-       2,532,750
   5,000,000  Massachusetts Water Pollution Abatement Trust Pool Program,
                 5-1/2% due 8/1/2029 .................................................................     Aaa/AAA       4,816,550
   4,500,000  Massachusetts Water Resources Authority Rev., 5-3/4% due 8/1/2039 ......................     Aaa/AAA       4,437,450
   5,000,000  Plymouth County, MA Certificates of Participation (Plymouth County
                 Correctional Facility Project), 5% due 4/1/2022 .....................................     Aaa/AAA       4,404,750
   4,000,000  Puerto Rico Highway & Transportation Authority Rev., 5-1/2% due 7/1/2036 ...............      Baa1/A       3,791,600
   2,750,000  Puerto Rico Port Authority Rev., 6% due 7/1/2021* ......................................     Aaa/AAA       2,758,223
                                                                                                                       -----------
TOTAL MUNICIPAL BONDS (Cost $88,308,841)--96.2% ..................................................................      86,655,626
VARIABLE RAT DEMAND NOTES (Cost $2,200,000)--2.5% ................................................................       2,200,000
OTHER ASSETS LESS LIABILITIES--1.3% ..............................................................................       1,206,135
                                                                                                                       -----------
NET ASSETS--100.0% ...............................................................................................     $90,061,761
                                                                                                                       ===========


MICHIGAN SERIES

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  5,000,000   Capital Region Airport Authority, MI Airport Rev., 6.70% due 7/1/2021* ................    Aaa/AAA      $  5,249,150
   5,000,000   Detroit, MI GOs, 5-1/2% due 4/1/2016 ..................................................    Aaa/AAA         4,973,700
   6,000,000   Detroit, MI Water Supply System Rev., 6-1/4% due 7/1/2012o ............................    Aaa/AAA         6,297,360
   3,000,000   Grand Haven, MI Electric System Rev., 5-1/4% due 7/1/2013 .............................    Aaa/AAA         2,968,710
   5,000,000   Grand Rapids, MI Water Supply System Rev., 5-3/4% due 1/1/2018 ........................    Aaa/AAA         5,003,100
   2,000,000   Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                 Obligated Group), 5% due 7/1/2028 ...................................................     Aaa/NR         1,708,300
   2,500,000   Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist
                 Hospital), 5-1/2% due 5/15/2028 .....................................................     Aaa/NR         2,341,600
   5,000,000   Kent County, MI Airport Rev., 6.10% due 1/1/2025*o ....................................     Aa/AAA         5,330,550
   1,850,000   Kent County, MI Airport Rev., 5% due 1/1/2028* ........................................    Aaa/AAA         1,582,472
   2,775,000   Kentwood, MI Public Schools Building & Site GOs, 6.40% due 5/1/2015o ..................     Aa2/A+         2,916,525
   3,000,000   Lansing, MI Building Authority Rev., 5.60% due 6/1/2019 ...............................    Aa3/AA+         2,971,920
   3,250,000   Marquette, MI Hospital Finance Authority Rev. (Marquette General Hospital),
                 6.10% due 4/1/2019 ..................................................................    Aaa/AAA         3,305,478
   3,000,000   Michigan Public Power Agency Rev. (Belle River Project), 5-1/4% due 1/1/2018 ..........     A1/AA-         2,818,350
   3,000,000   Michigan State Building Authority Rev., 6-1/4% due 10/1/2020 ..........................     Aa2/AA         3,054,540
   5,000,000   Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019 ............    Aa1/AA+         4,835,550



------------
+ Ratings have not been audited by Deloitte & Touche LLP.
o Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

     FACE                                                                                          RATINGS+       MARKET
    AMOUNT                            MUNICIPAL BONDS                                            MOODY'S/S&P       VALUE
   --------                           ---------------                                           ------------     ---------
$  5,000,000  Michigan State Hospital Finance Authority Rev. (Oakwood Obligated Group),
                 5-1/8% due 8/15/2025 .........................................................     Aaa/AAA     $ 4,427,250
   5,250,000  Michigan State Hospital Finance Authority Rev. (Mercy Health Services
                 Obligated Group), 5-3/4% due 8/15/2026 .......................................     Aa3/AA-       5,076,855
   6,000,000  Michigan State Hospital Finance Authority Rev. (Ascension Health Credit Group),
                 6-1/8% due 11/15/2026 ........................................................     Aa2/AA        6,011,100
   5,000,000  Michigan State Hospital Finance Authority Rev. (Sparrow Obligated Group),
                 6% due 11/15/2036 ............................................................     Aaa/AAA       4,970,200
     895,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.80% due 12/1/2016 ..........................................................     NR/AA+          911,055
   3,925,000  Michigan State Housing Development Authority Rev. (Rental Housing),
                 6.65% due 4/1/2023 ...........................................................     NR/AA-        4,060,177
   4,000,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.05% due 12/1/2027 ..........................................................     NR/AA+        3,999,600
   3,000,000  Michigan State Strategic Fund Pollution Control Rev. (Detroit Edison Company),
                 6-1/2% due 2/15/2016 .........................................................     Aaa/AAA       3,130,110
   6,000,000  Michigan State Strategic Fund Pollution Control Rev. (General Motors Corp.),
                 6.20% due 9/1/2020 ...........................................................      A2/A         6,058,500
   5,000,000  Michigan State Trunk Line Rev., 5% due 11/1/2026 ................................     Aaa/AAA       4,405,700
   6,300,000  Oxford, MI Area Community Schools GOs, 5-1/2% due 5/1/2021 ......................     Aaa/AAA       6,123,600
   5,000,000  Royal Oak, MI Hospital Finance Authority Rev. (William Beaumont Hospital),
                 5-1/4% due 1/1/2020 ..........................................................     Aa3/AA        4,531,400
   1,000,000  University of Michigan Hospital Rev., 6-3/8% due 12/1/2024o .....................     Aa2/AA        1,014,090
   5,000,000  Western Michigan State University Rev., 5-1/8% due 11/15/2022 ...................     Aaa/AAA       4,543,450
   3,000,000  Wyandotte, MI Electric Rev., 6-1/4% due 10/1/2017 ...............................     Aaa/AAA       3,085,020
                                                                                                               ------------
TOTAL MUNICIPAL BONDS (Cost $117,437,729)--97.4% ..........................................................     117,705,412
VARIABLE RATE DEMAND NOTES (Cost $1,200,000)--1.0% ........................................................       1,200,000
OTHER ASSETS LESS LIABILITIES--1.6% .......................................................................       1,998,379
                                                                                                               ------------
NET ASSETS--100.0% ........................................................................................    $120,903,791
                                                                                                               ============

MINNESOTA SERIES

     FACE                                                                                          RATINGS+       MARKET
    AMOUNT                            MUNICIPAL BONDS                                            MOODY'S/S&P       VALUE
   --------                           ---------------                                           ------------     ---------
  $5,000,000  Becker, MN Pollution Control Rev. (Northern States Power Company),
                 6.80% due 4/1/2007 ...........................................................     A1/A+      $  5,055,850
   1,500,000  Buffalo, MN Independent School District GOs, 6.15% due 2/1/2022o ................    Aaa/AAA        1,552,530
   2,250,000  Burnsville-Eagan-Savage, MN Independent School District GOs,
                 5-1/8% due 2/1/2016 ..........................................................     Aa1/NR        2,163,915
   2,350,000  Burnsville-Eagan-Savage, MN Independent School District GOs,
                 5-1/8% due 2/1/2017 ..........................................................     Aa1/NR        2,244,180
   1,500,000  Cloquet, MN Pollution Control Rev. (Potlatch Corporation Projects),
                 5.90% due 10/1/2026 ..........................................................     NR/BBB+       1,354,695





--------------
 + Ratings have not been audited by Deloitte & Touche LLP.
 o Pre-refunded security.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

MINNESOTA SERIES (CONTINUED)

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  2,000,000   Cuyana Range Hospital District, MN Health Facilities Rev., 6% due 6/1/2029 ............     NR/NR       $  1,659,660
   3,545,000   Fridley, MNIndependent School District GOs, 5.35% due 2/1/2021 ........................    Aaa/AAA         3,405,362
   1,500,000   Minneapolis, MNGOs, 6% due 3/1/2016 ...................................................    Aaa/AAA         1,521,405
   4,725,000   Minneapolis, MN Rev. (University Gateway Project), 5-1/4% due 12/1/2024 ...............     Aa2/AA         4,409,322
   3,000,000   Minneapolis, MN Special School District GOs, 5% due 2/1/2014 ..........................    Aa1/AA+         2,892,390
   5,000,000   Minneapolis-St. Paul, MN Housing & Redevelopment Authority Health Care
                 Rev. (Children's Health Care), 5-1/2% due 8/15/2025 .................................    Aaa/AAA         4,738,150
   4,000,000   Minneapolis-St. Paul, MN Metropolitan Airport Commission Rev.,
                 5% due 1/1/2030 .....................................................................    Aaa/AAA         3,507,760
   2,250,000   Minnesota Agricultural & Economic Development Board Rev. (Evangelical
                 Lutheran Good Samaritan Society Project), 5.15% due 12/1/2022 .......................    Aaa/AAA         2,062,418
   1,250,000   Minnesota Agricultural & Economic Development Board Rev. (Evangelical
                 Lutheran Good Samaritan Society Project), 5% due 12/1/2023 ..........................    Aaa/AAA         1,113,212
   3,000,000   Minnesota Agricultural & Economic Development Board Health Care Facilities
                 Rev. (Benedictine Health System--St. Mary's Duluth Clinic Health System
                 Obligated Group), 5-1/8% due 2/15/2029 ..............................................    Aaa/AAA         2,675,460
   2,775,000   Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
                 5.40% due 4/1/2022 ..................................................................     A2/NR          2,613,079
   2,000,000   Minnesota Higher Education Facilities Authority Rev. (St. John's University),
                 5.40% due 10/1/2022 .................................................................     A3/NR          1,870,180
   1,775,000   Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
                 5.40% due 4/1/2023 ..................................................................     A2/NR          1,664,914
   2,500,000   Minnesota Higher Education Facilities Authority Rev. (St. Olaf College),
                 5-1/4% due 4/1/2029 .................................................................     A3/NR          2,240,625
     450,000   Minnesota Housing Finance Agency (Housing Development), 6-1/4% due 2/1/2020 ...........     Aa2/AA           454,972
     795,000   Minnesota Housing Finance Agency (Single Family Mortgage),
                 5.65% due 7/1/2022* .................................................................    Aa2/AA+           737,100
   4,780,000   Minnesota Housing Finance Agency (Single Family Mortgage),
                 6.85% due 1/1/2024* .................................................................    Aa2/AA+         4,877,847
   4,000,000   Minnesota Public Facilities Authority Water Pollution Control Rev.,
                 6-1/4% due 3/1/2015o ................................................................    Aaa/AAA         4,236,800
   5,000,000   Minnesota State GOs, 5.70% due 5/1/2016 ...............................................    Aaa/AAA         5,078,700
   5,000,000   North Saint Paul-Maplewood, MN Independent School District GOs,
                 5-1/8% due 2/1/2025 .................................................................    Aa1/AA+         4,595,900
   2,500,000   Northfield, MN Independent School District GOs, 5-1/4% due 2/1/2017 ...................     Aa1/NR         2,429,075
   4,000,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo
                 Medical Center), 7.45% due 11/15/2006o ..............................................     NR/AA+         4,078,920
   4,500,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo
                 Medical Center), 6-1/4% due 11/15/2014 ..............................................     NR/AA+         4,667,310
   2,575,000   Rochester, MN Independent School District GOs, 5-5/8% due 2/1/2016o ...................    Aaa/AA+         2,652,739
   2,715,000   Rochester, MN Independent School District GOs, 5-5/8% due 2/1/2017o ...................    Aaa/AA+         2,796,966


----------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000


MINNESOTA SERIES (CONTINUED)

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  4,500,000   Saint Paul, MN Housing and Redevelopment Health Care Rev.,
                 (Regions Hospital Project), 5.30% due 5/15/2028 .....................................    NR/BBB+      $  3,437,370
      45,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 9-1/8% due 10/1/2000 ................................................................     NR/CCC            44,981
       5,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 9-1/8% due 12/1/2000 ................................................................     NR/CCC             4,994
      55,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 9-1/8% due 12/1/2000 ................................................................     NR/CCC            54,935
      50,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 9-1/8% due 10/1/2001 ................................................................     NR/CCC            49,915
      10,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 9-1/8% due 12/1/2001 ................................................................     NR/CCC             9,987
      55,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 9-1/8% due 12/1/2001 ................................................................     NR/CCC            54,929
       5,000   Saint Paul Port Authority, MN Industrial Development Rev. Series L,
                 9-3/4% due 12/1/2001 ................................................................     NR/CCC             5,001
      50,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 9-1/8% due 10/1/2002 ................................................................     NR/CCC            49,771
      10,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 9-1/8% due 12/1/2002 ................................................................     NR/CCC             9,943
      60,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 9-1/8% due 12/1/2002 ................................................................     NR/CCC            59,659
      10,000   Saint Paul Port Authority, MN Industrial Development Rev. Series L,
                 9-3/4% due 12/1/2002 ................................................................     NR/CCC             9,964
   1,500,000   Southern Minnesota Municipal Power Agency--Power Supply System Rev.,
                 5-3/4% due 1/1/2018 .................................................................     A2/A+          1,483,410
   8,700,000   Western Minnesota Municipal Power Agency--Power Supply Rev.,
                 6-3/8% due 1/1/2016++ ...............................................................    Aaa/AAA         9,352,761
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $101,783,242)--96.9% ..................................................................      99,979,056
VARIABLE RATE DEMAND NOTES (Cost $1,800,000)--1.7% ................................................................       1,800,000
OTHER ASSETS LESS LIABILITIES--1.4% ...............................................................................       1,419,586
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................    $103,198,642
                                                                                                                       ============

MISSOURI SERIES

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  2,000,000   Columbia, MO Water and Electric System Improvement Rev., 6-1/8% due 10/1/2012o ........     A1/AA       $  2,101,380
   2,500,000   Curators of the University of Missouri Health Facilities Rev. (University of Missouri
                 Health System), 5.60% due 11/1/2026 .................................................    Aaa/AAA         2,386,950
   1,500,000   Hannibal, MO Industrial Development Authority Health Facilities Rev.
                 (Hannibal Regional Hospital), 5-3/4% due 3/1/2022 ...................................    Aaa/AAA         1,474,245

----------
 +  Ratings have not been audited by Deloitte & Touche LLP.
++  Escrowed-to-maturity security.
 o  Pre-refunded security.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000


MISSOURI SERIES

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  2,000,000   Missouri Development Finance Board Solid Waste Disposal Rev. (The Procter &
                 Gamble Company Paper Products Project), 5.20% due 3/15/2029* ........................     Aa2/AA      $  1,784,920
     110,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
                 7-3/8% due 3/1/2006 .................................................................    Aaa/AAA           111,036
     305,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
                 7% due 3/1/2006 .....................................................................    Aaa/AAA           308,395
   1,000,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
                 (State Revolving Fund Program), 6.55% due 7/1/2014 ..................................     Aaa/NR         1,048,870
   2,500,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
                 (Union Electric Company Project), 5.45% due 10/1/2028* ..............................     A1/AA-         2,280,725
   1,000,000   Missouri State Environmental Improvement & Energy Resources Authority--
                  Water Pollution Control Rev. (State Revolving Fund Program),
                 5.40% due 7/1/2015 ..................................................................     Aaa/NR           994,780
   2,000,000   Missouri State GOs, 5-5/8% due 4/1/2017 ...............................................    Aaa/AAA         2,029,440
   2,500,000   Missouri State Health & Educational Facilities Authority Rev. (Lester E. Cox
                 Medical Centers Project), 5-1/4% due 6/1/2015 .......................................    Aaa/AAA         2,428,550
   1,500,000   Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy
                 Health System, St. Louis, Inc.), 6-1/4% due 6/1/2015 ................................    Aa1/AA+         1,535,640
   1,000,000   Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy
                 Health System, St. Louis, Inc.), 5% due 6/1/2019 ....................................    Aa1/AA+           883,810
   2,500,000   Missouri State Health & Educational Facilities Authority Rev. (SSM Health Care),
                 5% due 6/1/2022 .....................................................................    Aaa/AAA         2,229,200
   2,400,000   Missouri State Health & Educational Facilities Authority Rev.
                 (St. Louis University), 5.20% due 10/1/2026 .........................................    Aaa/AAA         2,198,712
   2,500,000   Missouri State Health & Educational Facilities Authority Rev.
                 (The Washington University), 5% due 11/15/2037 ......................................    Aa1/AA+         2,124,975
     820,000   Missouri State Housing Development Commission Housing Development Bonds
                 (Federally Insured Mortgage Loans), 6% due 10/15/2019 ...............................    Aa2/AA+           819,041
   2,205,000   Missouri State Housing Development Commission Single Family Mortgage Rev.
                 (Homeownership Loan Program), 5.90% due 9/1/2028* ...................................     NR/AAA         2,137,019
   1,000,000   Puerto Rico Highway & Transportation Authority Rev., 5-1/2% due 7/1/2026                    Baa1/A           957,110
   1,500,000   St. Charles County, MO Certificates of Participation (Public Water Supply),
                 5.10% due 12/1/2025 .................................................................     Aaa/NR         1,352,266
   1,500,000   St. Louis, MO Industrial Development Authority Pollution Control Rev.
                 (Anheuser-Busch Companies, Inc. Project), 6.65% due 5/1/2016 ........................     A1/A+          1,682,490
   1,500,000   St. Louis, MO Municipal Finance Corporation City Justice Center Leasehold
                 Improvement Rev., 5.95% due 2/15/2016 ...............................................    Aaa/AAA         1,541,580
   2,400,000   Southeast Missouri Correctional Facility Lease Rev. (Missouri State Project),
                 5-3/4% due 10/15/2016 ...............................................................     Aa2/NR         2,471,832
   2,750,000   University of Missouri Systems Facilities Rev., 5-1/2% due 11/1/2023 ..................    Aa2/AA+         2,658,260
                                                                                                                        -----------
TOTAL MUNICIPAL BONDS (Cost $40,173,555)--98.1% ...................................................................      39,541,226
OTHER ASSETS LESS LIABILITIES--1.9% ...............................................................................         760,083
                                                                                                                        -----------
NET ASSETS--100.0% ................................................................................................     $40,301,309
                                                                                                                        ===========


----------
 + Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

NEW YORK SERIES

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  2,500,000   Long Island Power Authority, NY Electric Systems General Rev.,
                 5-1/2% due 12/1/2029 ................................................................    Baa1/A-      $  2,308,050
   2,000,000   Metropolitan Transportation Authority, NY (Dedicated Tax Fund),
                 5% due 4/1/2023 .....................................................................    Aaa/AAA         1,777,320
   2,000,000   New York City Municipal Water Finance Authority, NY Water & Sewer
                 System Rev., 6-1/4% due 6/15/2020o ..................................................    Aaa/AAA         2,157,600
   4,000,000   New York City Municipal Water Finance Authority, NY Water & Sewer
                 System Rev., 5-1/8% due 6/15/2030 ...................................................    Aaa/AAA         3,544,480
   1,340,000   New York City, NY GOs, 7-1/4% due 8/15/2024o ..........................................     Aaa/A-         1,389,325
       5,000   New York City, NY GOs, 7-1/4% due 8/15/2024 ...........................................     A3/A-              5,161
   1,500,000   New York City, NY GOs, 6-1/4% due 4/15/2027 ...........................................     A3/A-          1,537,275
   2,345,000   New York City, NY Industrial Development Agency Civic Facility Rev.
                 (The Nightingale-Bamford School Project), 5.85% due 1/15/2020 .......................      A3/A          2,328,468
   3,500,000   New York City, NY Transitional Finance Authority (Future Tax Secured Bonds),
                 5% due 5/1/2026 .....................................................................     Aa3/AA         3,074,645
   4,000,000   New York City, NY Trust for Cultural Resources Rev. (American Museum of
                 Natural History), 5.65% due 4/1/2027 ................................................    Aaa/AAA         3,901,600
   4,000,000   New York State Dormitory Authority Rev. (Fordham University),
                 5-3/4% due 7/1/2015 .................................................................    Aaa/AAA         4,045,600
   4,000,000   New York State Dormitory Authority Rev. (Rochester Institute of Technology),
                 5-1/2% due 7/1/2018 .................................................................    Aaa/AAA         3,945,280
   3,500,000   New York State Dormitory Authority Rev. (Mental Health Services Facilities
                 Improvement), 5-3/4% due 8/15/2022 ..................................................      A3/A          3,380,230
   3,000,000   New York State Dormitory Authority Rev. (Skidmore College), 53U8% due 7/1/2023 ........    Aaa/AAA         2,830,770
   1,500,000   New York State Dormitory Authority Rev. (Vassar Brothers Hospital),
                 5-3/8% due 7/1/2025 .................................................................    Aaa/AAA         1,398,990
   2,000,000   New YorkState Dormitory Authority Rev. (Hospital for Special Surgery),
                 5% due 2/1/2028 .....................................................................    Aaa/AAA         1,732,980
   2,000,000   New YorkState Dormitory Authority Rev. (Rockefeller University),
                 5% due 7/1/2028 .....................................................................    Aaa/AAA         1,790,260
   4,000,000   New York State Energy Research &Development Authority Gas Facilities Rev.
                 (Brooklyn Union Gas), 5-1/2% due 1/1/2021 ...........................................    Aaa/AAA         3,865,240
   3,000,000   New York State Environmental Facilities Corporation Pollution Control Rev.
                 (State Water--Revolving Fund), 6.90% due 11/15/2015 .................................    Aaa/AAA         3,245,220
   3,000,000   New York State Housing Finance Agency Rev. (Phillips Village Project),
                 7-3/4% due 8/15/2017* ...............................................................     A2/NR          3,199,350
   3,000,000   New York State Local Government Assistance Corp., 6% due 4/1/2024 .....................     A3/AA-         3,030,690
   2,000,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),
                 7-1/2% due 4/1/2016 .................................................................     Aa1/NR         2,038,560
     995,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),
                 5-1/2% due 10/1/2028* ...............................................................     Aa1/NR           918,564


----------
+ Ratings have not been audited by Deloitte & Touche LLP.
o Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000


NEW YORK SERIES (CONTINUED)

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  1,000,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),
                 5.65% due 4/1/2030* .................................................................     Aa2/NR      $    946,130
   2,000,000   New York State Thruway Authority (Highway and Bridge Trust Fund),
                 5% due 4/1/2018 .....................................................................      A3/A          1,795,900
   2,000,000   New York State Thruway Authority Service Contract Rev., 6-1/4% due 4/1/2014o ..........    Baa1/NR         2,146,160
   4,000,000   Onondaga County, NY Industrial Development Agency Sewer Facilities Rev.
                 (Bristol-Myers Squibb Co. Project), 5-3/4% due 3/1/2024* ............................    Aaa/AAA         4,004,960
   2,250,000   Port Authority of New York and New Jersey Consolidated Rev., 6-1/8% due 6/1/2094 ......     A1/AA-         2,362,253
   2,250,000   St. Lawrence County, NY Industrial Development Agency Civic Facility Rev.
                 (Clarkson University Project), 5-1/2% due 7/1/2029 ..................................    Baa1/NR         2,043,922
   1,800,000   Triborough Bridge & Tunnel Authority General Purpose Rev., 5-1/2% due 1/1/2030               Aa3/A+        1,709,082
                                                                                                                        -----------
TOTAL MUNICIPAL BONDS (Cost $73,513,617)--98.1% ...................................................................      72,454,065
VARIABLE RATE DEMAND NOTES (Cost $100,000)--0.1% ..................................................................         100,000
OTHER ASSETS LESS LIABILITIES--1.8% ...............................................................................       1,317,044
                                                                                                                        -----------
NET ASSETS--100.0% ................................................................................................     $73,871,109
                                                                                                                        ===========

OHIO SERIES

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
  $2,250,000   Beavercreek Local School District, OH GOs (School Improvement Bonds),
                 5.70% due 12/1/2020 .................................................................    Aaa/AAA      $  2,258,100
   3,450,000   Big Walnut Local School District, OH School Building Construction &
                 Improvement GOs, 7.20% due 6/1/2007o ................................................    Aaa/AAA         3,625,708
   4,000,000   Butler County, OHTransportation Improvement District Highway
                 Improvement Rev., 5-1/8% due 4/1/2017 ...............................................    Aaa/AAA         3,785,840
   3,600,000   Cincinnati, OHGOs, 6% due 12/1/2035 ...................................................    Aa1/AA+         3,656,628
   4,000,000   Cleveland, OHAirport System Rev., 5-1/8% due 1/1/2027* ................................    Aaa/AAA         3,521,800
   2,395,000   Cleveland,OHAirport System Rev., 5-1/8% due 1/1/2027 ..................................    Aaa/AAA         2,159,045
   5,000,000   Cleveland, OH Public Power System Rev., 5% due 11/15/2024 .............................    Aaa/AAA         4,448,800
   3,915,000   Cleveland, OH Waterworks Improvement First Mortgage Rev., 5-3/4% due 1/1/2021o ........    Aaa/AAA         4,132,870
      85,000   Cleveland, OH Waterworks Improvement First Mortgage Rev., 5-3/4% due 1/1/2021 .........    Aaa/AAA            85,255
   4,500,000   Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
                 Airport Project), 6% due 1/1/2020* ..................................................    Aaa/AAA         4,521,195
   1,000,000   Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
                 Airport Project), 5% due 1/1/2028 ...................................................    Aaa/AAA           878,370
   7,000,000   Franklin County, OH GOs, 5-3/8% due 12/1/2020 .........................................    Aaa/AAA         6,791,330
   1,250,000   Franklin County, OH Hospital Improvement Rev. (The Children's
                 Hospital Project), 5.20% due 5/1/2029 ...............................................     Aa3/NR         1,078,575
   5,200,000   Franklin County, OH Hospital Rev. (Riverside United Methodist Hospital),
                 5-3/4% due 5/15/2020 ................................................................     Aa3/NR         4,842,292


----------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

OHIO SERIES (CONTINUED)

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  2,500,000   Hamilton County, OH Sewer System Rev., 5-1/2% due 12/1/2017 ...........................    Aaa/AAA      $  2,488,625
   5,000,000   Hamilton, OH Electric System Mortgage Rev., 6% due 10/15/2023 .........................    Aaa/AAA         5,047,200
   4,000,000   Hudson Local School District, OH GOs, 7.10% due 12/15/2013o ...........................     A1/NR          4,158,000
   6,425,000   Mahoning County, OHHospital Rev. (Forum Health Obligated Group),
                 5% due 11/15/2025 ...................................................................    Aaa/AAA         5,650,017
   2,000,000   Ohio Air Quality Development Authority Rev. (Cincinnati Gas & Electric
                 Company Project), 5.45% due 1/1/2024 ................................................    Aaa/AAA         1,892,920
   6,500,000   Ohio Air Quality Development Authority Rev. (JMG Project), 6-3/8% due 1/1/2029* .......    Aaa/AAA         6,657,690
   4,415,000   Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed
                 Securities Program), 6.10% due 9/1/2028* ............................................     Aaa/NR         4,292,925
   2,500,000   Ohio Housing Finance Agency Residential Mortgage Rev.,
                 5.40% due 9/1/2029* .................................................................     Aaa/NR         2,286,725
   4,000,000   Ohio State Higher Educational Facilities Commission Rev. (University of
                 Dayton Project), 5.40% due 12/1/2022 ................................................    Aaa/AAA         3,848,040
   4,000,000   Ohio State Public Facilities Commission Rev. (Higher Education Capital Facilities),
                 6.30% due 5/1/2006o .................................................................    Aaa/AAA         4,161,080
   3,000,000   Ohio State University (A State University of Ohio), 5.80% due 12/1/2029 ...............     Aa2/AA         3,004,770
   2,035,000   Ohio State Water Development Authority Rev. (Safe Water), 9-3/8% due 12/1/2010 ........    Aaa/AAA         2,428,711
   7,500,000   Ohio State Water Development Authority Rev. (Fresh Water), 5-1/8% due 12/1/2023 .......    Aaa/AAA         6,844,950
   5,000,000   Ohio State Water Development Authority Rev. (Community Assistance),
                 5-3/8% due 12/1/2024 ................................................................    Aaa/AAA         4,766,700
   5,000,000   Ohio State Water Development Authority Rev. (Dayton Power & Light Co.
                 Project), 6.40% due 8/15/2027 .......................................................    A2/BBB+         5,053,900
   2,500,000   Ohio State Water Development Authority Solid Waste Disposal Rev.
                  (North Star BHP Steel, L.L.C. Project--Cargill, Incorporated, Guarantor),
                 6.30% due 9/1/2020* .................................................................     A1/A+          2,536,900
   3,000,000   Ohio Turnpike Commission, OH Turnpike Rev., 5-1/2% due 2/15/2026 ......................    Aaa/AAA         2,927,040
   2,955,000   Pickerington Local School District, OH School Building Construction GOs,
                 8% due 12/1/2005 ....................................................................    Aaa/AAA         3,257,947
   4,000,000   Puerto Rico Highway &Transportation Authority Rev., 5-1/2% due 7/1/2036                     Baa1/A         3,791,600
   1,000,000   Puerto Rico Telephone Authority Rev., 5-1/2% due 1/1/2022o ............................     A/AAA          1,038,530
   2,500,000   Twinsburg City School District, OH School Improvement GOs,
                 5.90% due 12/1/2021 .................................................................    Aaa/AAA         2,538,375
   2,000,000   Worthington City School District, OH School Building Construction &
                 Improvement GOs, 8-3/4% due 12/1/2002 ...............................................    Aaa/AAA         2,054,320
                                                                                                                       ------------

TOTAL MUNICIPAL BONDS (Cost $127,616,687)--98.0% ..................................................................     126,512,773
OTHER ASSETS LESS LIABILITIES--2.0% ...............................................................................       2,582,456
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................    $129,095,229
                                                                                                                       ============

----------
 + Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

OREGON SERIES

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
  $2,000,000   Benton County, OR Hospital Facilities Authority Rev. (Samaritan Health
                 Services Project), 5-1/8% due 10/1/2028 .............................................      NR/A       $  1,621,300
   2,000,000   Chemeketa, OR Community College District GOs, 5.95% due 6/1/2016o .....................    Aaa/AAA         2,109,360
   1,500,000   Clackamas County, OR Hospital Facility Authority Rev. (Legacy Health System),
                 5-1/4% due 2/15/2018 ................................................................     NR/AA          1,400,940
   1,000,000   Clackamas &Washington Counties, OR GOs (West Linn--Wilsonville
                 School District), 5% due 6/1/2017 ...................................................    Aaa/AAA           938,490
   1,395,000   Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009 ............................    Aa1/AA-         1,405,463
   1,250,000   Multnomah County, OREducation Facility Rev. (University of Portland),
                 5% due 4/1/2018 .....................................................................    Aaa/AAA         1,157,613
   1,750,000   Multnomah County School District, OR GOs, 5-1/2% due 6/1/2015 .........................     A1/A+          1,758,015
   2,000,000   North Clackamas Parks & Recreation District--Clackamas County, OR Rev.
                 (Recreational Facilities), 5.70% due 4/1/2013 .......................................     NR/A-          2,023,020
   2,000,000   North Wasco County People's Utility District--Wasco County, OR Rev.
                 (Bonneville Power Administration), 5.20% due 12/1/2024 ..............................    Aa1/AA-         1,848,600
     750,000   Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic Health
                 Corporation (Dominican Sisters of Ontario Inc., d.b.a. Holy Rosary Medical
                 Center Project), 6.10% due 11/15/2017 ...............................................     Aa3/AA           760,770
   2,250,000   Oregon Department of Administrative Services Certificates of Participation,
                 5% due 5/1/2024 .....................................................................    Aaa/AAA         2,012,490
   2,500,000   Oregon Department of Administrative Services Certificates of Participation,
                 6% due 5/1/2026 .....................................................................    Aaa/AAA         2,552,625
   1,000,000   Oregon Department of Transportation Regional Light Rail Extension Rev.,
                 6.20% due 6/1/2008 ..................................................................    Aaa/AAA         1,059,670
   2,000,000   Oregon Health, Housing, Educational &Cultural Facilities Authority Rev.
                 (Linfield College Project), 5-1/4% due 10/1/2023 ....................................    Baa1/NR         1,703,060
   2,500,000   Oregon Health, Housing, Educational &Cultural Facilities Authority Rev.
                 (Reed College Project), 5-3/8% due 7/1/2025 .........................................     NR/AA-         2,319,275
   1,250,000   Oregon Health Sciences University Rev., 5-1/4% due 7/1/2028 ...........................    Aaa/AAA         1,126,637
   2,000,000   Oregon Housing & Community Services Department Housing & Finance Rev.
                 (Assisted or Insured Multi-Unit Program), 5-3/4% due 7/1/2012 .......................     Aa2/A+         2,001,580
   2,500,000   Oregon Housing & Community Services Department Mortgage Rev.
                 (Single Family Mortgage Program), 6-1/4% due 7/1/2029* ..............................     Aa2/NR         2,534,300
     500,000   Oregon State GOs (Veterans' Welfare), 9% due 10/1/2006 ................................     Aa2/AA           611,075
   1,260,000   Oregon State GOs (Veterans' Welfare), 5-7/8% due 10/1/2018 ............................     Aa2/AA         1,239,777
     250,000   Oregon State GOs (Elderly & Disabled Housing), 7.20% due 8/1/2021 .....................     Aa2/AA           256,910
   1,000,000   Oregon State GOs (Elderly & Disabled Housing), 6.60% due 8/1/2022* ....................     Aa2/AA         1,031,980
     950,000   Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*o .................    Aaa/AAA         1,094,429
      50,000   Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*o .................    Aaa/AAA            52,007
     500,000   Port of Portland, OR International Airport Rev., 5-3/4% due 7/1/2025* .................    Aaa/AAA           488,880

----------
 + Ratings have not been audited by Deloitte & Touche LLP.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

OREGON SERIES (CONTINUED)

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  1,500,000   Port of Portland, OR International Airport Rev., 5-5/8% due 7/1/2026* .................    Aaa/AAA      $  1,439,340
   2,000,000   Portland, OR GOs, 5.60% due 6/1/2014 ..................................................     Aa2/NR         2,028,960
   1,250,000   Portland, OR Hospital Facilities Authority Rev. (Legacy Health System),
                 6-5/8% due 5/1/2011 .................................................................    Aaa/AAA         1,299,737
   2,500,000   Portland, OR Sewer System Rev., 5% due 6/1/2015 .......................................    Aaa/AAA         2,374,825
   1,000,000   Puerto Rico Highway & Transportation Authority Rev., 5-1/2% due 7/1/2026 ..............     Baa1/A           957,110
     630,000   Puerto Rico Housing Finance Corp. (Single Family Mortgage Rev.),
                 6.85% due 10/15/2023 ................................................................    Aaa/AAA           654,992
   1,000,000   Puerto Rico Ports Authority Rev., 7% due 7/1/2014* ....................................    Aaa/AAA         1,043,450
   2,000,000   Salem, OR Hospital Facility Authority Rev. (Salem Hospital), 5% due 8/15/2018 .........     NR/AA-         1,793,400
   1,000,000   Salem, OR Pedestrian Safety Improvements GOs, 5-3/4% due 5/1/2011o ....................    Aaa/AAA         1,043,670
   1,110,000   Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
                 7-3/8% due 1/1/2007 .................................................................    Baa1/NR         1,117,159
     500,000   Virgin Islands Public Finance Authority Rev., 5-1/2% due 10/1/2022 ....................    NR/BBB-           448,920
   2,500,000   Washington and Multnomah Counties, OR (Beaverton School District),
                 5% due 8/1/2017 .....................................................................    Aa2/AA-         2,332,150
   1,500,000   Washington County, OR Unified Sewerage Agency Rev., 5-3/4% due 10/1/2011 ..............    Aaa/AAA         1,578,705
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $53,721,624)--97.9% ...................................................................      53,220,684
VARIABLE RATE DEMAND NOTES (Cost $300,000)--0.6% ..................................................................         300,000
OTHER ASSETS LESS LIABILITIES--1.5% ...............................................................................         829,177
                                                                                                                        -----------
NET ASSETS--100.0% ................................................................................................     $54,349,861
                                                                                                                        ===========

SOUTH CAROLINA SERIES

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
  $  745,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
                 7.15% due 2/1/2004 ..................................................................      A1/A       $    761,465
     770,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
                 7.15% due 8/1/2004 ..................................................................      A1/A            787,017
     800,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
                 7.20% due 2/1/2005 ..................................................................      A1/A            817,680
   2,500,000   Charleston, SC Waterworks & Sewer System Rev., 6% due 1/1/2012 ........................     A1/AA-         2,561,125
   5,000,000   Coastal Carolina University, SC Improvement Rev.,
                 5.30% due 6/1/2026 ..................................................................     Aaa/NR         4,644,800
   6,000,000   Darlington County, SC Industrial Development Rev. (Nucor Corporation Project),
                 5-3/4% due 8/1/2023* ................................................................     A1/AA-         5,768,700
   3,500,000   Darlington County, SC Industrial Development Rev. (Sonoco Products
                 Company Project), 6% due 4/1/2026* ..................................................      A2/A          3,459,155
   4,500,000   Fairfield County, SC Pollution Control Rev. (South Carolina Electric & Gas
                 Company), 6-1/2% due 9/1/2014 .......................................................      A1/A          4,755,555

----------
 + Ratings have not been audited by Deloitte & Touche LLP.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000


SOUTH CAROLINA SERIES (CONTINUED)

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
  $1,000,000   Georgetown County, SC Environmental Improvement Rev.,
                 (International Paper Company), 5.95% due 3/15/2014 ..................................    A3/BBB+      $  1,008,460
   1,000,000   Georgetown County, SC Pollution Control Facilities Rev. (International Paper
                 Company), 7-3/8% due 6/15/2005o .....................................................    A3/BBB+         1,006,150
   3,000,000   Greenville Hospital System, SC Hospital Facilities Rev., 5-1/2% due 5/1/2016 ..........     NR/AA          2,894,370
   2,000,000   Greenville Hospital System, SC Hospital Facilities Rev., 5-1/4% due 5/1/2023 ..........     Aa3/AA         1,786,280
   3,000,000   Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
                 5-7/8% due 10/1/2017 ................................................................    Aaa/AAA         3,024,480
   5,000,000   Lexington County,SCHospital Rev. (Health Services District, Inc.),
                 5-1/8% due 11/1/2026 ................................................................    Aaa/AAA         4,404,000
   1,000,000   Lexington County School District, SC Certificates of Participation
                 (Red Bank/White Knoll Elementary Project), 7.10% due 9/1/2011o ......................    Aaa/AAA         1,054,210
   1,000,000   Medical University South Carolina Hospital Facilities Rev., 5.60% due 7/1/2011 ........    Aaa/AAA         1,026,280
   3,000,000   Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020 ...............................    Aaa/AAA         3,032,490
   1,500,000   North Charleston Sewer District, SC Rev., 6-3/8% due 7/1/2012 .........................    Aaa/AAA         1,663,095
   1,250,000   Piedmont Municipal Power Agency, SC Electric Rev., 6-1/4% due 1/1/2021 ................    Aaa/AAA         1,331,325
   1,000,000   Puerto Rico Highway &Transportation Authority Rev., 5-1/2% due 7/1/2036 ...............     Baa1/A           947,900
   2,000,000   Puerto Rico Highway &Transportation Authority Rev., 5% due 7/1/2038 ...................     Baa1/A         1,719,700
   2,500,000   Puerto Rico Industrial, Tourist, Educational,Medical &Environmental Control
                 Facilities Financing Authority Higher Education Rev. (Inter-American
                 University of Puerto Rico Project), 5% due 10/1/2022 ................................    Aaa/AAA         2,279,675
   2,000,000   Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
                 Corp. Project), 7.45% due 4/1/2021* .................................................    A3/BBB+         2,065,440
   1,000,000   Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
                 Corp. Project), 7-1/8% due 9/1/2021* ................................................    A3/BBB+         1,029,560
   5,000,000   Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020 .........................    Aaa/AAA         4,505,700
   3,000,000   South Carolina Job--Economic Development Authority Hospital Rev.
                 (Anderson Area Medical Center, Inc.), 5-1/4% due 2/1/2018 ...........................     NR/AA-         2,802,090
   2,000,000   South Carolina Jobs--Economic Development Authority Hospital Rev.
                 (Georgetown Memorial Hospital), 5% due 11/1/2029 ....................................     Aaa/NR         1,709,880
   5,000,000   SouthCarolina Public Service Authority Rev., 5-7/8% due 1/1/2023 ......................    Aaa/AAA         5,010,250
   2,010,000   South Carolina State Housing Finance & Development Authority Rental
                 Housing Rev. (North Bluff Project), 5.60% due 7/1/2016 ..............................     NR/AA          1,913,057
   1,000,000   South Carolina State Housing Finance & Development Authority Rev.
                 (Multi-Family Development), 6-7/8% due 11/15/2023 ...................................     Aaa/NR         1,035,130
   4,640,000   South Carolina State Housing Finance & Development Authority Mortgage
                 Rev., 5.40% due 7/1/2029* ...........................................................     Aaa/NR         4,244,765
   5,000,000   South Carolina State Ports Authority Rev., 5.30% due 7/1/2026* ........................    Aaa/AAA         4,516,600
   5,000,000   South Carolina Transportation Infrastructure Bank Rev.,
                 5-3/8% due 10/1/2024 ................................................................     Aaa/NR         4,717,650

----------
 + Ratings have not been audited by Deloitte & Touche LLP.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2000

SOUTH CAROLINA SERIES (CONTINUED)

     FACE                                                                                                 RATINGS+        MARKET
    AMOUNT                            MUNICIPAL BONDS                                                   MOODY'S/S&P        VALUE
   --------                           ---------------                                                  ------------    ------------
$  2,500,000   Spartanburg, SC Water System Rev., 5% due 6/1/2027 ....................................    Aaa/AAA      $  2,193,350
   3,000,000   University of South Carolina Rev., 5-3/4% due 6/1/2026 ................................    Aaa/AAA         2,963,730
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $91,141,915)--98.2% ...................................................................      89,441,114
VARIABLE RATE DEMAND NOTES (Cost $200,000)--0.2% ..................................................................         200,000
OTHER ASSETS LESS LIABILITIES--1.6% ...............................................................................       1,478,152
                                                                                                                        -----------
NET ASSETS--100.0% ................................................................................................     $91,119,266
                                                                                                                        ===========


----------
+ Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000

                                                          NATIONAL        COLORADO         GEORGIA        LOUISIANA       MARYLAND
                                                           SERIES          SERIES          SERIES          SERIES          SERIES
                                                        -----------     -----------     -----------     -----------     -----------
ASSETS:
Investments, at value (See portfolios
  of investments):
  Long-term holdings ................................   $92,093,737     $39,722,318     $41,774,677     $48,243,257     $48,048,412
  Short-term holdings ...............................     1,900,000         200,000         600,000         200,000              --
                                                        -----------     -----------     -----------     -----------     -----------
                                                         93,993,737      39,922,318      42,374,677      48,443,257      48,048,412
Cash ................................................       672,517          79,113          94,627         144,268         135,961
Interest receivable .................................     1,544,944         802,206         749,023         871,371         904,659
Receivable for Capital Stock sold ...................       184,471           5,776          31,042          17,356          14,098
Receivable for securities sold ......................        60,000              --              --         105,000              --

Expenses prepaid to shareholder
  service agent .....................................        10,299           4,651           4,651           4,651           5,315
Other ...............................................        17,377           2,918           4,063           6,027           1,406
                                                        -----------     -----------     -----------     -----------     -----------
TOTAL ASSETS ........................................    96,483,345      40,816,982      43,258,083      49,591,930      49,109,851
                                                        -----------     -----------     -----------     -----------     -----------

LIABILITIES:
Dividends payable ...................................       184,986          76,547          78,728          95,693          95,372
Payable for Capital Stock repurchased ...............        89,762          10,235         193,419           6,883          33,935
Payable for securities purchased ....................            --              --       1,907,638              --              --
Bank overdraft ......................................            --              --              --              --              --
Accrued expenses and other ..........................       123,663          59,798          64,505          72,585          74,301
                                                        -----------     -----------     -----------     -----------     -----------
TOTAL LIABILITIES ...................................       398,411         146,580       2,244,290         175,161         203,608
                                                        -----------     -----------     -----------     -----------     -----------
NET ASSETS ..........................................   $96,084,934     $40,670,402     $41,013,793     $49,416,769     $48,906,243
                                                        ===========     ===========     ===========     ===========     ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ...........................................   $    12,083     $     5,717     $     5,129     $     6,225     $     6,024
  Class C ...........................................            61               9              25              78              13
  Class D ...........................................           507             116             291             102             299
Additional paid-in capital ..........................    99,295,947      41,902,077      41,310,679      49,764,675      48,435,278
Undistributed/(dividends in excess of) net
   investment income ................................         1,218          (2,658)         (8,542)          2,131           4,917
Undistributed/accumulated net realized
  gain (loss) .......................................    (1,101,579)       (111,361)        169,173          76,134         (12,155)
Net unrealized appreciation (depreciation)
  of investments ....................................    (2,123,303)     (1,123,498)       (462,962)       (432,576)        471,867
                                                        -----------     -----------     -----------     -----------     -----------
NET ASSETS ..........................................   $96,084,934     $40,670,402     $41,013,793     $49,416,769     $48,906,243
                                                        ===========     ===========     ===========     ===========     ===========

NET ASSETS:
  Class A ...........................................   $91,771,113     $39,799,427     $38,628,476     $48,024,824     $46,496,502
  Class C ...........................................   $   467,079     $    63,310     $   189,131     $   603,764     $   100,068
  Class D ...........................................   $ 3,846,742     $   807,665     $ 2,196,186     $   788,181     $ 2,309,673

SHARES OF CAPITAL STOCK
  OUTSTANDING ($.001 par value):
  Class A ...........................................    12,082,741       5,716,946       5,128,774       6,225,332       6,024,297
  Class C ...........................................        61,488           9,102          25,058          78,286          12,956
  Class D ...........................................       506,417         116,109         290,973         102,197         299,027

NET ASSET VALUE PER SHARE:
  CLASS A ...........................................         $7.60           $6.96           $7.53           $7.71           $7.72
  CLASS C ...........................................         $7.60           $6.96           $7.55           $7.71           $7.72
  CLASS D ...........................................         $7.60           $6.96           $7.55           $7.71           $7.72


MASSACHUSETTS      MICHIGAN       MINNESOTA        MISSOURI        NEW YORK           OHIO            OREGON      SOUTH CAROLINA
   SERIES           SERIES         SERIES           SERIES          SERIES           SERIES           SERIES          SERIES
-----------      ------------   ------------     -----------     -----------      ------------     -----------     -----------


$86,655,626      $117,705,412   $ 99,979,056     $39,541,226     $72,454,065      $126,512,773     $53,220,684     $89,441,114
  2,200,000         1,200,000      1,800,000              --         100,000                --         300,000         200,000
-----------      ------------   ------------     -----------     -----------      ------------     -----------     -----------
 88,855,626       118,905,412    101,779,056      39,541,226      72,554,065       126,512,773      53,520,684      89,641,114
    146,481           176,690         88,461          65,223         149,108                --         102,568         105,006
  1,320,146         2,272,023      1,733,265         796,900       1,382,293         2,269,091         976,909       1,627,457
    108,750             2,400         12,466          39,684          45,303            16,737           1,668          39,659
         --                --             --              --           5,000         1,048,406              --              --

      9,967            12,957         12,292           4,651           7,641            13,621           5,980           9,967
      5,384            17,326          2,687           1,103          10,288            18,549           6,937           4,565
-----------      ------------   ------------     -----------     -----------      ------------     -----------     -----------
 90,446,354       121,386,808    103,628,227      40,448,787      74,153,698       129,879,177      54,614,746      91,427,768
-----------      ------------   ------------     -----------     -----------      ------------     -----------     -----------


    175,476           240,480        195,546          75,370         144,865           255,336         100,788         172,354
     92,125            92,212        108,395          10,209          42,045            74,933          91,091          26,232
         --                --             --              --              --                --              --              --
         --                --             --              --              --           306,522              --              --
    116,992           150,325        125,644          61,899          95,679           147,157          73,006         109,916
-----------      ------------   ------------     -----------     -----------      ------------     -----------     -----------
    384,593           483,017        429,585         147,478         282,589           783,948         264,885         308,502
-----------      ------------   ------------     -----------     -----------      ------------     -----------     -----------
$90,061,761      $120,903,791   $103,198,642     $40,301,309     $73,871,109      $129,095,229     $54,349,861     $91,119,266
===========      ============   ============     ===========     ===========      ============     ===========     ===========



$    11,926      $     14,788   $     13,976     $     5,481     $     9,287      $     16,913     $     7,087     $    11,254
         40                35              5               3              34                13              --              75
        210               203            226              60             329               141             276             713
 91,853,301       120,440,239    104,915,850      40,882,202      74,626,976       130,217,395      54,692,343      92,877,937

    (36,180)           24,312        (21,214)           (529)          6,665            17,163           2,140         (11,036)

   (114,321)          156,531         93,985          46,421         287,370           (52,482)        148,955         (58,876)

 (1,653,215)          267,683     (1,804,186)       (632,329)     (1,059,552)       (1,103,914)       (500,940)     (1,700,801)
-----------      ------------   ------------     -----------     -----------      ------------     -----------     -----------
$90,061,761      $120,903,791   $103,198,642     $40,301,309     $73,871,109      $129,095,229     $54,349,861     $91,119,266
===========      ============   ============     ===========     ===========      ============     ===========     ===========


$88,214,882      $118,994,274   $101,515,208     $39,841,035     $71,089,979      $127,926,210     $52,316,153     $85,161,295
$   295,463      $    279,699   $     39,379     $    21,479     $   258,180      $    101,064     $         7     $   565,337
$ 1,551,416      $  1,629,818   $  1,644,055     $   438,795     $ 2,522,950      $  1,067,955     $ 2,033,701     $ 5,392,634



 11,925,722        14,787,685     13,975,474       5,481,095       9,287,085        16,913,056       7,087,453      11,254,364
     39,959            34,802          5,421           2,954          33,701            13,289               1          74,787
    209,867           202,760        226,319          60,371         329,328           140,428         275,736         713,334


      $7.40             $8.05          $7.26           $7.27           $7.65             $7.56           $7.38           $7.57
      $7.39             $8.04          $7.26           $7.27           $7.66             $7.61           $7.38           $7.56
      $7.39             $8.04          $7.26           $7.27           $7.66             $7.61           $7.38           $7.56

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000

                                                              NATIONAL       COLORADO        GEORGIA       LOUISIANA      MARYLAND
                                                               SERIES         SERIES         SERIES         SERIES        SERIES
                                                            -----------     ----------     ----------     ----------     ----------
INVESTMENT INCOME:
Interest ................................................   $ 2,946,721     $1,259,825     $1,271,836     $1,526,440     $1,518,625
                                                            -----------     ----------     ----------     ----------     ----------

EXPENSES:
Management fees .........................................       241,303        106,029        107,348        126,606        125,532
Distribution and service fees ...........................        78,357         25,030         32,381         31,805         36,771
Shareholder account services ............................        69,372         33,531         34,717         35,765         38,380
Registration ............................................        18,657          4,983          2,880          5,203          8,029
Auditing and legal fees .................................        16,567         12,395         11,699         13,302         12,502
Custody and related services ............................        10,586          5,246          6,651          5,335          6,928
Shareholder reports and communications ..................         6,660          3,032          3,763          4,469          4,845
Directors' fees and expenses ............................         5,178          3,990          3,921          4,155          4,163
Miscellaneous ...........................................         1,780          1,042          1,028          1,072          1,163
                                                            -----------     ----------     ----------     ----------     ----------
TOTAL EXPENSES BEFORE REIMBURSEMENT .....................       448,460        195,278        204,388        227,712        238,313
Reimbursement of Expenses ...............................            --             --             --             --             --
                                                            -----------     ----------     ----------     ----------     ----------
TOTAL EXPENSES AFTER REIMBURSEMENT ......................       448,460        195,278        204,388        227,712        238,313
                                                            -----------     ----------     ----------     ----------     ----------
NET INVESTMENT INCOME ...................................     2,498,261      1,064,547      1,067,448      1,298,728      1,280,312
                                                            -----------     ----------     ----------     ----------     ----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments .................       245,713       (104,029)       293,906         85,940         (5,920)
Net change in unrealized appreciation/
  depreciation of investments ...........................    (1,344,311)      (464,011)      (621,136)      (447,045)      (511,409)
                                                            -----------     ----------     ----------     ----------     ----------
NET GAIN (LOSS) ON INVESTMENTS ..........................    (1,098,598)      (568,040)      (327,230)      (361,105)      (517,329)
                                                            -----------     ----------     ----------     ----------     ----------
INCREASE IN NET ASSETS FROM OPERATIONS ..................   $ 1,399,663     $  496,507     $  740,218     $  937,623     $  762,983
                                                            ===========     ==========     ==========     ==========     ==========

----------
See Notes to Financial Statements.


MASSACHUSETTS       MICHIGAN       MINNESOTA        MISSOURI        NEW YORK            OHIO             OREGON      SOUTH CAROLINA
   SERIES            SERIES          SERIES          SERIES          SERIES            SERIES            SERIES          SERIES
-----------        ----------     -----------      ----------      ----------        -----------       ----------      ----------

$ 2,707,631        $3,680,043     $ 3,132,224      $1,226,156      $2,249,229        $ 3,948,688       $1,585,482      $2,808,070
-----------        ----------     -----------      ----------      ----------        -----------       ----------      ----------


    228,963           309,450         265,690         105,372         189,277            329,498          137,130         234,756
     57,197            70,706          60,080          22,913          49,495             69,797           36,938          73,632
     67,230            91,270          86,107          34,358          51,411             94,879           41,548          71,340
      5,524             6,246           5,649           5,761           7,833              8,407            2,767           4,757
     16,595            21,330          17,460           9,731          14,866             21,323           14,286          16,749
     13,794            11,093          13,720           6,427           3,690             13,215            9,613          16,211
      5,561            11,166           9,334           4,536           5,120              9,774            4,779           4,227
      4,851             5,055           4,972           3,988           4,719              5,178            4,056           4,344
      1,870             2,265           2,058           1,054           1,516              2,409            1,191           1,782
-----------        ----------     -----------      ----------      ----------        -----------       ----------      ----------
    401,585           528,581         465,070         194,140         327,927            554,480          252,308         427,798
         --           (78,530)             --              --         (47,442)           (82,641)              --              --
-----------        ----------     -----------      ----------      ----------        -----------       ----------      ----------
    401,585           450,051         465,070         194,140         280,485            471,839          252,308         427,798
-----------        ----------     -----------      ----------      ----------        -----------       ----------      ----------
  2,306,046         3,229,992       2,667,154       1,032,016       1,968,744          3,476,849        1,333,174       2,380,272
-----------        ----------     -----------      ----------      ----------        -----------       ----------      ----------



     61,620           174,966         112,276          52,284         377,357             10,288          159,615          90,286

   (214,556)          231,974      (1,074,317)       (215,791)       (829,549)        (1,110,780)        (551,487)       (554,731)
-----------        ----------     -----------      ----------      ----------        -----------       ----------      ----------
   (152,936)          406,940        (962,041)       (163,507)       (452,192)        (1,100,492)        (391,872)       (464,445)
-----------        ----------     -----------      ----------      ----------        -----------       ----------      ----------
$ 2,153,110        $3,636,932     $ 1,705,113      $  868,509      $1,516,552        $ 2,376,357       $  941,302      $1,915,827
===========        ==========     ===========      ==========      ==========        ===========       ==========      ==========

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                  NATIONAL SERIES                 COLORADO SERIES                 GEORGIA SERIES
                                             --------------------------     -------------------------    --------------------------
                                              SIX MONTHS        YEAR        SIX MONTHS       YEAR        SIX MONTHS         YEAR
                                                ENDED          ENDED           ENDED         ENDED          ENDED          ENDED
                                               3/31/00        9/30/99         3/31/00       9/30/99        3/31/00        9/30/99
                                             -----------    -----------     -----------   -----------    -----------    -----------
OPERATIONS:
Net investment income .....................  $ 2,498,261    $ 5,024,887     $ 1,064,547   $ 2,172,275    $ 1,067,448    $ 2,246,763
Net realized gain (loss) on investments ...      245,713        211,923        (104,029)      430,454        293,906        884,473
Net change in unrealized appreciation/
   depreciation of investments ............   (1,344,311)    (8,530,095)       (464,011)   (3,920,316)      (621,136)    (4,441,923)
                                             -----------    -----------     -----------   -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ........................    1,399,663     (3,293,285)        496,507    (1,317,587)       740,218     (1,310,687)
                                             -----------    -----------     -----------   -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A .................................   (2,346,353)    (4,766,686)     (1,049,152)   (2,141,971)    (1,025,472)    (2,145,554)
  Class C .................................       (7,561)          (996)           (931)         (638)        (3,734)        (1,879)
  Class D .................................     (143,129)      (257,205)        (17,122)      (29,666)       (46,784)       (99,330)
Net realized gain on investments:
  Class A .................................           --             --        (315,697)           --       (950,161)      (256,931)
  Class C .................................           --             --            (418)           --         (3,925)            --
  Class D .................................           --             --          (5,828)           --        (50,033)       (15,052)
                                             -----------    -----------     -----------   -----------    -----------    -----------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS ..........................   (2,497,043)    (5,024,887)     (1,389,148)   (2,172,275)    (2,080,109)    (2,518,746)
                                             -----------    -----------     -----------   -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .........    3,183,593      5,374,193         628,161     3,938,964      2,096,901      3,266,648
Investment of dividends ...................    1,311,773      2,813,446         542,638     1,250,466        557,831      1,454,489
Exchanged from associated Funds ...........   12,637,505     22,062,389       2,650,418     7,143,293         47,465        945,166
Value of shares issued in payment of
   gain distributions .....................           --             --         220,500            --        771,491        213,097
                                             -----------    -----------     -----------   -----------    -----------    -----------
Total .....................................   17,132,871     30,250,028       4,041,717    12,332,723      3,473,688      5,879,400
                                             -----------    -----------     -----------   -----------    -----------    -----------
Cost of shares repurchased ................   (7,417,010)   (11,785,860)     (6,392,366)   (4,176,969)    (5,454,667)    (7,410,411)
Exchanged into associated Funds ...........  (11,023,983)   (20,956,923)     (1,712,746)   (4,966,613)      (851,242)      (686,937)
                                             -----------    -----------     -----------   -----------    -----------    -----------
Total .....................................  (18,440,993)   (32,742,783)     (8,105,112)   (9,143,582)    (6,305,909)    (8,097,348)
                                             -----------    -----------     -----------   -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ........   (1,308,122)    (2,492,755)     (4,063,395)    3,189,141     (2,832,221)    (2,217,948)
                                             -----------    -----------     -----------   -----------    -----------    -----------
DECREASE IN NET ASSETS ....................   (2,405,502)   (10,810,927)     (4,956,036)     (300,721)    (4,172,112)    (6,047,381)

NET ASSETS:
Beginning of period .......................   98,490,436    109,301,363      45,626,438    45,927,159     45,185,905     51,233,286
                                             -----------    -----------     -----------   -----------    -----------    -----------
END OF PERIOD .............................  $96,084,934    $98,490,436     $40,670,402   $45,626,438    $41,013,793    $45,185,905
                                             ===========    ===========     ===========   ===========    ===========     ===========

----------
See Notes to Financial Statements.


      LOUISIANA SERIES                MARYLAND SERIES               MASSACHUSETTS SERIES               MICHIGAN SERIES
---------------------------     ---------------------------     ----------------------------     -----------------------------
SIX MONTHS          YEAR        SIX MONTHS          YEAR        SIX MONTHS           YEAR        SIX MONTHS            YEAR
   ENDED           ENDED           ENDED           ENDED           ENDED            ENDED            ENDED            ENDED
  3/31/00         9/30/99         3/31/00         9/30/99         3/31/00          9/30/99          3/31/00          9/30/99
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------
$ 1,298,728     $ 2,624,908     $ 1,280,312     $ 2,648,828     $ 2,306,046     $  4,783,992     $  3,229,992     $  6,558,436
     85,940         303,123          (5,920)         30,812          61,620          836,791          174,966          616,641

   (447,045)     (4,254,499)       (511,409)     (3,439,773)       (214,556)     (10,688,280)         231,974      (10,841,083)
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------

    937,623      (1,326,468)        762,983        (760,133)      2,153,110       (5,067,497)       3,636,932       (3,666,006)
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------



 (1,270,006)     (2,592,830)     (1,220,169)     (2,529,563)     (2,282,715)      (4,692,195)      (3,158,421)      (6,466,582)
     (8,723)             --          (1,946)           (491)         (5,151)          (1,124)          (4,929)            (678)
    (17,868)        (32,078)        (53,280)       (118,774)        (54,360)         (90,673)         (42,330)         (91,176)

   (300,679)       (742,225)        (25,050)       (184,646)       (694,419)        (643,189)        (491,905)      (2,565,404)
     (1,820)             --             (38)             --          (1,378)              --             (510)              --
     (5,363)        (11,055)         (1,412)        (10,939)        (21,232)          (9,341)          (7,679)         (38,013)
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------

 (1,604,459)     (3,378,188)     (1,301,895)     (2,844,413)     (3,059,255)      (5,436,522)      (3,705,774)      (9,161,853)
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------


  1,366,525       2,639,130         416,350       2,360,545         831,048        4,563,932        3,248,278        5,706,815
    536,966       1,282,591         707,055       1,604,067       1,366,145        2,809,223        1,786,194        3,963,684
     41,790          79,357         258,944         302,980       9,510,234       22,685,568          425,804          835,726

    206,340         498,800          19,784         148,824         539,579          465,453          373,853        1,930,148
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------
  2,151,621       4,499,878       1,402,133       4,416,416      12,247,006       30,524,176        5,834,129       12,436,373
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------
 (4,214,997)     (4,264,493)     (4,049,689)     (6,166,502)    (10,387,452)     (10,234,861)     (10,077,270)     (16,216,494)
   (303,833)       (224,567)       (279,835)       (291,435)     (6,982,212)     (24,490,848)      (2,532,556)      (1,646,007)
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------
 (4,518,830)     (4,489,060)     (4,329,524)     (6,457,937)    (17,369,664)     (34,725,709)     (12,609,826)     (17,862,501)
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------

 (2,367,209)         10,818      (2,927,391)     (2,041,521)     (5,122,658)      (4,201,533)      (6,775,697)      (5,426,128)
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------
 (3,034,045)     (4,693,838)     (3,466,303)     (5,646,067)     (6,028,803)     (14,705,552)      (6,844,539)     (18,253,987)


 52,450,814      57,144,652      52,372,546      58,018,613      96,090,564      110,796,116      127,748,330      146,002,317
-----------     -----------     -----------     -----------     -----------     ------------     ------------     ------------
$49,416,769     $52,450,814     $48,906,243     $52,372,546     $90,061,761     $ 96,090,564     $120,903,791     $127,748,330
===========     ===========     ===========     ===========     ===========     ============     ============     ============

STATEMENTS OF CHANGES IN NET ASSETS


                                                    MINNESOTA SERIES           MISSOURI SERIES             NEW YORK SERIES
                                              --------------------------- -------------------------  -------------------------
                                              SIX MONTHS          YEAR     SIX MONTHS        YEAR     SIX MONTHS        YEAR
                                                 ENDED           ENDED     ENDED       ENDED          ENDED        ENDED
                                            3/31/00         9/30/99        3/31/00       9/30/99        3/31/00       9/30/99
                                         ------------    ------------    -----------   -----------    -----------   -----------
OPERATIONS:
Net investment income .................   $ 2,667,154    $  5,604,958    $ 1,032,016   $ 2,172,439    $ 1,968,744   $ 3,942,335
Net realized gain (loss) on investments       112,276         607,305         52,284        48,875        377,357       (30,466)
Net change in unrealized appreciation/
   depreciation of investments .........   (1,074,317)     (8,515,969)      (215,791)   (3,922,017)      (829,549)   (7,250,070)
                                         ------------    ------------    -----------   -----------    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .....................    1,705,113      (2,303,706)       868,509    (1,700,703)     1,516,552    (3,338,201)
                                         ------------    ------------    -----------   -----------    -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A .............................(2,651,369)     (5,526,321)    (1,020,501)   (2,152,510)    (1,902,451)   (3,833,260)
  Class C ............................       (443)             --           (376)         (274)        (5,138)       (1,806)
  Class D ............................    (36,556)        (78,637)       (11,668)      (19,655)       (54,490)     (107,269)
Net realized gain on investments:
  Class A ............................   (602,100)     (1,489,186)       (47,099)     (736,677)       (49,722)   (2,031,676)
  Class C ............................        (34)             --            (23)           --           (156)           --
  Class D ............................    (10,902)        (27,145)          (823)       (6,599)        (1,656)      (55,062)
                                      -----------    ------------    -----------   -----------    -----------   -----------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS ...................   (3,301,404)     (7,121,289)    (1,080,490)   (2,915,715)    (2,013,613)   (6,029,073)
                                     ------------    ------------    -----------   -----------    -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..    1,767,083       3,756,676        706,895     1,479,059      1,516,834     7,652,890
Investment of dividends ............    1,720,746       3,721,959        476,717     1,107,523      1,113,913     2,390,775
Exchanged from associated Funds ....       83,458         827,963        165,708       521,150      2,199,586     5,429,214
Values of shares issued in payment of
   gain distributions ...............     484,427       1,216,730         30,882       492,702         42,076     1,677,700
                                     ------------    ------------    -----------   -----------    -----------   -----------
Total ...............................   4,055,714       9,523,328      1,380,202     3,600,434      4,872,409    17,150,579
                                     ------------    ------------    -----------   -----------    -----------   -----------
Cost of shares repurchased .......... (9,096,758)    (11,554,954)    (4,147,449)   (5,000,231)    (6,523,490)   (8,097,861)
Exchanged into associated Funds ..... (1,185,347)       (998,565)      (794,697)     (275,964)    (3,846,345)   (6,823,431)
                                     ------------    ------------    -----------   -----------    -----------   -----------
Total .............................. (10,282,105)    (12,553,519)    (4,942,146)   (5,276,195)   (10,369,835)  (14,921,292)
                                    ------------    ------------    -----------   -----------    -----------   -----------


   FROM CAPITAL SHARE TRANSACTIONS .  (6,226,391)     (3,030,191)    (3,561,944)   (1,675,761)    (5,497,426)    2,229,287
                                    ------------    ------------    -----------   -----------    -----------   -----------
DECREASE IN NET ASSETS .............  (7,822,682)    (12,455,186)    (3,773,925)   (6,292,179)    (5,994,487)   (7,137,987)

NET ASSETS:
Beginning of period ................ 111,021,324     123,476,510     44,075,234    50,367,413     79,865,596    87,003,583
                                    ------------    ------------    -----------   -----------    -----------   -----------
END OF PERIOD ..................... $103,198,642    $111,021,324    $40,301,309   $44,075,234    $73,871,109   $79,865,596
                                    ============    ============    ===========   ===========    ===========   ===========


---------
See Notes to Financial Statements.


        OHIO SERIES                        OREGON SERIES               SOUTH CAROLINA SERIES
-----------------------------      ---------------------------     ----------------------------
 SIX MONTHS           YEAR         SIX MONTHS          YEAR         SIX MONTHS          YEAR
    ENDED            ENDED            ENDED           ENDED            ENDED           ENDED
   3/31/00          9/30/99          3/31/00         9/30/99          3/31/00         9/30/99
 -----------      -----------      -----------     -----------     ------------    ------------
 $ 3,476,849     $  7,061,807      $ 1,333,174     $ 2,678,187     $  2,380,272    $  4,992,646
      10,288          297,271          159,615         383,853           90,286         969,149

  (1,110,780)     (11,188,018)        (551,487)     (4,304,261)        (554,731)     (9,667,415)
 -----------     ------------      -----------     -----------     ------------    ------------

   2,376,357       (3,828,940)         941,302      (1,242,221)       1,915,827      (3,705,620)
 -----------     ------------      -----------     -----------     ------------    ------------



  (3,432,899)      (7,006,935)      (1,289,036)     (2,584,867)      (2,260,856)     (4,761,901)
        (310)            (117)              --              --          (11,071)         (3,556)
     (26,477)         (54,755)         (41,998)        (93,320)        (119,381)       (227,189)

    (333,273)      (2,412,770)        (375,263)       (359,284)        (901,229)       (835,120)
          --               --               --              --           (3,335)             --
      (3,062)         (18,170)         (15,117)        (16,245)         (58,374)        (44,640)
 -----------     ------------      -----------     -----------     ------------    ------------

  (3,796,021)      (9,492,747)      (1,721,414)     (3,053,716)      (3,354,246)     (5,872,406)
 -----------     ------------      -----------     -----------     ------------    ------------


   1,441,804        3,574,358        1,144,308       5,650,520        1,587,593       5,997,523
   1,969,490        4,309,497          814,837       1,700,123        1,260,694       2,859,370
     517,657        1,299,228          425,802       1,106,856          224,074         364,330

     252,161        1,836,174          301,664         293,110          757,441         700,269
 -----------     ------------      -----------     -----------     ------------    ------------
   4,181,112       11,019,257        2,686,611       8,750,609        3,829,802       9,921,492
 -----------     ------------      -----------     -----------     ------------    ------------
  (7,754,223)     (14,258,117)      (3,175,506)     (6,217,621)      (8,170,917)    (12,479,379)
  (2,290,722)      (1,290,220)      (1,084,913)     (1,784,796)      (2,165,485)       (721,823)
 -----------     ------------      -----------     -----------     ------------    ------------
 (10,044,945)     (15,548,337)      (4,260,419)     (8,002,417)     (10,336,402)    (13,201,202)
 -----------     ------------      -----------     -----------     ------------    ------------

  (5,863,833)      (4,529,080)      (1,573,808)        748,192       (6,506,600)     (3,279,710)
 -----------     ------------      -----------     -----------     ------------    ------------
  (7,283,497)     (17,850,767)      (2,353,920)     (3,547,745)      (7,945,019)    (12,857,736)


 136,378,726      154,229,493       56,703,781      60,251,526       99,064,285     111,922,021
 -----------     ------------      -----------     -----------     ------------    ------------
$129,095,229     $136,378,726      $54,349,861     $56,703,781     $ 91,119,266    $ 99,064,285
============     ============      ===========     ===========     ============    ============

                      THIS PAGE INTENTIONALLY LEFT BLANK.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES--Seligman Municipal Fund Series, Inc. (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES--The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION--All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES--There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. MULTIPLE CLASS ALLOCATIONS--Each Series' income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Series based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2000, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES--Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000, were as follows:

   SERIES                            PURCHASES                          SALES
--------------                      -----------                     ------------
National                            $ 5,990,480                     $  9,141,840
Colorado                              1,591,784                        6,000,669
Georgia                               3,901,700                        6,210,546
Louisiana                                    --                        2,157,280
Maryland                              2,250,000                        4,497,830
Massachusetts                        11,582,935                       19,190,410
Michigan                              5,849,040                       13,590,295
Minnesota                                    --                        7,180,000
Missouri                                890,010                        3,624,540
New York                              1,495,920                        6,765,642
Ohio                                  6,521,022                       12,510,751
Oregon                                5,954,500                        7,543,160
South Carolina                        3,102,380                       10,182,368

NOTES TO FINANCIAL STATEMENTS

   At March 31, 2000, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                             TOTAL                   TOTAL
                          UNREALIZED              UNREALIZED
   SERIES                APPRECIATION            DEPRECIATION
-------------            ------------            ------------
National                  $1,143,123              $3,266,426
Colorado                     650,169               1,773,667
Georgia                      895,698               1,358,660
Louisiana                  1,100,806               1,533,382
Maryland                   1,282,218                 810,351
Massachusetts              1,260,762               2,913,977
Michigan                   2,692,891               2,425,208
Minnesota                  2,051,053               3,855,239
Missouri                     828,665               1,460,994
New York                   1,323,043               2,382,595
Ohio                       2,452,557               3,556,471
Oregon                     1,104,896               1,605,836
South Carolina             1,174,744               2,875,545

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS--J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of each Series' average daily net assets. Effective October 18, 1999, the Manager, at its discretion, agreed to reimburse expenses, other than distribution and service fees, that exceed 0.60% per annum of the average daily net assets of each of Michigan Series, New York Series, and Ohio Series.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A and Class C shares:

                          DISTRIBUTOR               DEALER
   SERIES                 CONCESSIONS             COMMISSIONS
--------------            -----------             -----------
National                     $2,040                $19,207
Colorado                      2,098                 15,201
Georgia                       4,348                 35,784
Louisiana                     2,431                 19,433
Maryland                      1,241                  9,481
Massachusetts                 3,406                 25,974
Michigan                      4,247                 29,230
Minnesota                     8,060                 55,761
Missouri                      2,959                 20,818
New York                      2,176                 17,204
Ohio                          4,427                 33,231
Oregon                        4,789                 32,172
South Carolina                3,688                 30,164

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the six months ended March 31, 2000, the Distributor charged such fees to the Fund pursuant to the Plan as follows:

                          TOTAL FEES             % OF AVERAGE
   SERIES                    PAID                 NET ASSETS
--------------            ----------             ------------
National                    $43,497                  .10%
Colorado                     20,666                  .10
Georgia                      20,259                  .10
Louisiana                    25,548                  .10
Maryland                     23,662                  .10
Massachusetts                43,043                  .10
Michigan                     59,695                  .10
Minnesota                    51,181                  .10
Missouri                     19,903                  .10
New York                     35,689                  .10
Ohio                         63,622                  .10
Oregon                       26,370                  .10
South Carolina               42,840                  .10

   Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2000, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D shares were as follows:


  SERIES       CLASS C    CLASS D          SERIES       CLASS C    CLASS D
-------------  -------    -------        ---------      -------    -------
National       $1,684     $33,176        Minnesota      $  100     $ 8,799
Colorado          229       4,135        Missouri          105       2,905
Georgia           894      11,228        New York        1,183      12,623
Louisiana       2,028       4,229        Ohio               71       6,104
Maryland          457      12,652        Oregon             --      10,568
Massachusetts   1,211      12,943        South
Michigan        1,141       9,870        Carolina        2,592      28,200

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year after purchase. For the six months ended March 31, 2000, such charges were as follows:

   SERIES                                      SERIES
-------------                               -------------
National            $ 3,472                 Minnesota            $  218
Colorado                439                 Missouri                193
Georgia                 175                 New York                786
Louisiana                60                 Ohio                  1,797
Maryland                 20                 Oregon                   57
Massachusetts           592                 South Carolina          182
Michigan             12,427

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2000, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees pursuant to the Plan, as follows:

                                             DISTRIBUTION AND
   SERIES                 COMMISSIONS          SERVICE FEES
--------------            -----------        ----------------
National                    $  287                 $3,755
Colorado                     1,592                  1,331
Georgia                         51                    393
Louisiana                       --                    439
Maryland                       351                    606
Massachusetts                  276                  1,094
Michigan                       613                  1,358
Minnesota                      191                  1,277
Missouri                        --                  1,249
New York                       895                  6,095
Ohio                           142                  1,936
Oregon                           5                    912
South Carolina                 217                  3,188

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

   SERIES                            SERIES
-------------                     ------------
National            $69,372       Minnesota            $86,107
Colorado             33,531       Missouri              34,358
Georgia              34,717       New York              51,411
Louisiana            35,765       Ohio                  94,879
Maryland             38,380       Oregon                41,548
Massachusetts        67,230       South Carolina        71,340
Michigan             91,270

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Series of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at March 31, 2000, are included in other liabilities as follows:

   SERIES                           SERIES
-------------                     --------------
National            $17,398       Minnesota            $15,108
Colorado             11,299       Missouri              11,311
Georgia              10,689       New York              14,938
Louisiana            12,185       Ohio                  15,243
Maryland             12,182       Oregon                11,173
Massachusetts        15,041       South Carolina        10,936
Michigan             14,744

5. COMMITTED LINE OF CREDIT--The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the six months ended March 31, 2000, the Fund did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD--At September 30, 1999, the National Series had a net capital loss carryforward for federal income tax purposes of $1,347,292, which is available for offset against future taxable net capital gains, expiring in various amounts through 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders of the National Series until net capital gains have been realized in excess of the available capital loss carryforward.

NOTES TO FINANCIAL STATEMENTS

7. CAPITAL STOCK TRANSACTIONS--The Fund has 1,300,000,000 shares of Capital Stock authorized. At March 31, 2000, 100,000,000 shares were authorized for each Series of the Fund. Transactions in shares of Capital Stock were as follows:

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
NATIONAL SERIES                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     365,222    $  2,721,344       522,795    $  4,248,236
Investment of dividends ...........................     164,290       1,226,389       326,477       2,639,265
Exchanged from associated Funds ...................   1,413,538      10,566,306     2,035,910      16,425,324
Shares issued in payment of gain distributions ....          --              --            --              --
                                                     ----------    ------------    ----------    ------------
Total .............................................   1,943,050      14,514,039     2,885,182      23,312,825
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................    (757,512)     (5,630,842)   (1,251,160)    (10,091,427)
Exchanged into associated Funds ...................    (866,529)     (6,475,306)   (2,125,455)    (17,090,673)
                                                     ----------    ------------    ----------    ------------
Total .............................................  (1,624,041)    (12,106,148)   (3,376,615)    (27,182,100)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................     319,009    $  2,407,891      (491,433)   $ (3,869,275)
                                                     ==========    ============    ==========    ============

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
COLORADO SERIES                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................      86,866    $    594,601       446,957    $  3,319,830
Investment of dividends ...........................      78,556         539,328       165,388       1,232,318
Exchanged from associated Funds ...................     375,755       2,574,491       909,439       6,824,823
Shares issued in payment of gain distributions ....      31,384         218,746            --              --
                                                     ----------    ------------    ----------    ------------
Total .............................................     572,561       3,927,166     1,521,784      11,376,971
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................    (912,480)     (6,275,550)     (555,222)     (4,113,017)
Exchanged into associated Funds ...................    (235,216)     (1,625,517)     (642,500)     (4,774,441)
                                                     ----------    ------------    ----------    ------------
Total .............................................  (1,147,696)     (7,901,067)   (1,197,722)     (8,887,458)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (575,135)   $ (3,973,901)      324,062    $  2,489,513
                                                     ==========    ============    ==========    ============

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
GEORGIA SERIES                                         SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     250,955    $  1,880,318       316,556    $  2,581,779
Investment of dividends ...........................      71,698         531,373       169,142       1,378,731
Exchanged from associated Funds ...................       2,001          14,924       107,712         888,905
Shares issued in payment of gain distributions ....      98,005         734,060        24,233         200,164
                                                     ----------    ------------    ----------    ------------
Total .............................................     422,659       3,160,675       617,643       5,049,579
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................    (703,131)     (5,213,606)     (809,338)     (6,556,764)
Exchanged into associated Funds ...................    (100,912)       (742,242)      (75,068)       (609,761)
                                                     ----------    ------------    ----------    ------------
Total .............................................    (804,043)     (5,955,848)     (884,406)     (7,166,525)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (381,384)   $ (2,795,173)     (266,763)   $ (2,116,946)
                                                     ==========    ============    ==========    ============

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
LOUISIANA SERIES                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     101,710    $    769,916       286,860    $  2,335,829
Investment of dividends ...........................      68,956         523,425       153,834       1,263,489
Exchanged from associated Funds ...................       5,557          41,790         8,079          67,137
Shares issued in payment of gain distributions ....      26,416         202,874        58,865         490,938
                                                     ----------    ------------    ----------    ------------
Total .............................................     202,639       1,538,005       507,638       4,157,393
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................    (545,880)     (4,138,595)     (496,701)     (4,067,199)
Exchanged into associated Funds ...................     (34,037)       (256,242)      (27,551)       (224,567)
                                                     ----------    ------------    ----------    ------------
Total .............................................    (579,917)     (4,394,837)     (524,252)     (4,291,766)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (377,278)   $ (2,856,832)      (16,614)   $   (134,373)
                                                     ==========    ============    ==========    ============

NOTES TO FINANCIAL STATEMENTS

                   CLASS C                                      CLASS D
-----------------------------------------   --------------------------------------------------
  SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
     3/31/00                 9/30/99               3/31/00                    9/30/99
--------------------    -----------------   -----------------------    -----------------------
SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
-------    ---------    ------   --------   --------    -----------    --------    -----------
 45,972    $ 345,080    14,919   $118,601     15,673    $   117,169     123,246    $ 1,007,356
    542        4,041        77        594     10,901         81,343      21,570        173,587
  6,512       48,188        --         --    271,404      2,023,011     697,233      5,637,065
     --           --        --         --         --             --          --             --
-------    ---------    ------   --------   --------    -----------    --------    -----------
 53,026      397,309    14,996    119,195    297,978      2,221,523     842,049      6,818,008
-------    ---------    ------   --------   --------    -----------    --------    -----------
     (1)          (8)       --         --   (239,034)    (1,786,160)   (209,777)    (1,694,433)
 (6,533)     (47,822)       --         --   (605,153)    (4,500,855)   (468,791)    (3,866,250)
-------    ---------    ------   --------   --------    -----------    --------    -----------
 (6,534)     (47,830)       --         --   (844,187)    (6,287,015)   (678,568)    (5,560,683)
-------    ---------    ------   --------   --------    -----------    --------    -----------
 46,492    $ 349,479    14,996   $119,195   (546,209)   $(4,065,492)    163,481    $ 1,257,325
=======    =========    ======   ========   ========    ===========    ========    ===========

                   CLASS C                                      CLASS D
-----------------------------------------   --------------------------------------------------
  SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
     3/31/00                 9/30/99               3/31/00                    9/30/99
--------------------    -----------------   -----------------------    -----------------------
SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
-------    ---------    ------   --------   --------    -----------    --------    -----------
  2,289    $  15,540    28,937   $209,488      2,616    $    18,020      54,407    $   409,646
     82          567        40        290        400          2,743       2,384         17,858
  7,142       47,856        --         --      4,116         28,071      41,999        318,470
     60          418        --         --        192          1,336          --             --
-------    ---------    ------   --------   --------    -----------    --------    -----------
  9,573       64,381    28,977    209,778      7,324         50,170      98,790        745,974
-------    ---------    ------   --------   --------    -----------    --------    -----------
 (1,861)     (12,905)   (6,956)   (49,460)   (14,841)      (103,911)     (1,952)       (14,492)
 (7,095)     (48,177)   (13,536)  (97,324)    (5,786)       (39,052)    (12,506)       (94,848)
-------    ---------    ------   --------   --------    -----------    --------    -----------
 (8,956)     (61,082)   (20,492) (146,784)   (20,627)      (142,963)    (14,458)      (109,340)
-------    ---------    ------   --------   --------    -----------    --------    -----------
    617    $   3,299     8,485   $ 62,994    (13,303)   $   (92,793)     84,332    $   636,634
=======    =========    ======   ========   ========    ===========    ========    ===========

                   CLASS C                                      CLASS D
-----------------------------------------   --------------------------------------------------
  SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
     3/31/00                 9/30/99               3/31/00                    9/30/99
--------------------    -----------------   -----------------------    -----------------------
SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
-------    ---------    ------   --------   --------    -----------    --------    -----------
  1,428    $  10,356    22,407   $180,954     27,702    $   206,227      60,850    $   503,915
    489        3,634       212      1,669      3,071         22,824       9,056         74,089
     --           --        --         --      4,315         32,541       6,834         56,261
    523        3,925        --         --      4,462         33,506       1,562         12,933
-------    ---------    ------   --------   --------    -----------    --------    -----------
  2,440       17,915    22,619    182,623     39,550        295,098      78,302        647,198
-------    ---------    ------   --------   --------    -----------    --------    -----------
     (1)          (8)       --         --    (32,494)      (241,053)   (104,845)      (853,647)
     --           --        --         --    (14,648)      (109,000)     (9,346)       (77,176)
-------    ---------    ------   --------   --------    -----------    --------    -----------
     (1)          (8)       --         --    (47,142)      (350,053)   (114,191)      (930,823)
-------    ---------    ------   --------   --------    -----------    --------    -----------
  2,439    $  17,907    22,619   $182,623     (7,592)   $   (54,955)    (35,889)   $  (283,625)
=======    =========    ======   ========   ========    ===========    ========    ===========

                   CLASS C                                      CLASS D
-----------------------------------------   --------------------------------------------------
  SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
     3/31/00                 9/30/99               3/31/00                    9/30/99
--------------------    -----------------   -----------------------    -----------------------
SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
-------    ---------    ------   --------   --------    -----------    --------    -----------
 77,017    $ 586,644         1   $      8      1,309    $     9,965      36,897    $   303,293
  1,032        7,800        --         --        756          5,741       2,320         19,102
     --           --        --         --         --             --       1,465         12,220
    237        1,820        --         --        215          1,646         944          7,862
-------    ---------    ------   --------   --------    -----------    --------    -----------
 78,286      596,264         1          8      2,280         17,352      41,626        342,477
-------    ---------    ------   --------   --------    -----------    --------    -----------
     (1)          (8)       --         --    (10,073)       (76,394)    (23,790)      (197,294)
     --           --        --         --     (6,313)       (47,591)         --             --
-------    ---------    ------   --------   --------    -----------    --------    -----------
     (1)          (8)       --         --    (16,386)      (123,985)    (23,790)      (197,294)
-------    ---------    ------   --------   --------    -----------    --------    -----------
 78,285    $ 596,256         1   $      8    (14,106)   $  (106,633)     17,836    $   145,183
=======    =========    ======   ========   ========    ===========    ========    ===========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
MARYLAND SERIES                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................      41,254    $    313,868       219,835    $  1,796,871
Investment of dividends ...........................      87,821         669,647       185,215       1,505,823
Exchanged from associated Funds ...................      33,227         252,944        31,342         253,207
Shares issued in payment of gain distributions ....       2,416          18,654        16,816         138,396
                                                     ----------    ------------    ----------    ------------
Total .............................................     164,718       1,255,113       453,208       3,694,297
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................    (465,994)     (3,555,700)     (666,448)     (5,412,629)
Exchanged into associated Funds ...................     (29,062)       (220,692)      (29,780)       (241,553)
                                                     ----------    ------------    ----------    ------------
Total .............................................    (495,056)     (3,776,392)     (696,228)     (5,654,182)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (330,338)   $ (2,521,279)     (243,020)   $ (1,959,885)
                                                     ==========    ============    ==========    ============

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
MASSACHUSETTS SERIES                                   SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     105,036    $    759,548       394,021    $  3,161,511
Investment of dividends ...........................     183,927       1,331,393       346,377       2,758,847
Exchanged from associated Funds ...................   1,304,707       9,418,840     2,678,695      21,337,252
Shares issued in payment of gain distributions ....      71,399         525,499        56,744         460,197
                                                     ----------    ------------    ----------    ------------
Total .............................................   1,665,069      12,035,280     3,475,837      27,717,807
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................  (1,395,210)    (10,137,878)   (1,208,459)     (9,620,904)
Exchanged into associated Funds ...................    (788,311)     (5,762,331)   (3,050,731)    (24,293,627)
                                                     ----------    ------------    ----------    ------------
Total .............................................  (2,183,521)    (15,900,209)   (4,259,190)    (33,914,531)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (518,452)   $ (3,864,929)     (783,353)   $ (6,196,724)
                                                     ==========    ============    ==========    ============

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
MICHIGAN SERIES                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     332,845    $  2,628,342       566,910    $  4,817,469
Investment of dividends ...........................     222,784       1,761,027       460,956       3,901,810
Exchanged from associated Funds ...................      51,855         410,737        61,998         530,458
Shares issued in payment of gain distributions ....      45,931         367,908       221,134       1,897,325
                                                     ----------    ------------    ----------    ------------
Total .............................................     653,415       5,168,014     1,310,998      11,147,062
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................  (1,185,443)     (9,368,949)   (1,838,104)    (15,497,098)
Exchanged into associated Funds ...................    (293,346)     (2,307,236)     (192,577)     (1,646,007)
                                                     ----------    ------------    ----------    ------------
Total .............................................  (1,478,789)    (11,676,185)   (2,030,681)    (17,143,105)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (825,374)   $ (6,508,171)     (719,683)   $ (5,996,043)
                                                     ==========    ============    ==========    ============

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
MINNESOTA SERIES                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     231,592    $  1,657,851       448,156    $  3,467,423
Investment of dividends ...........................     237,450       1,702,552       475,864       3,675,004
Exchanged from associated Funds ...................       3,286          23,286        79,497         621,391
Shares issued in payment of gain distributions ....      65,604         476,943       153,173       1,196,281
                                                     ----------    ------------    ----------    ------------
Total .............................................     537,932       3,860,632     1,156,690       8,960,099
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................  (1,237,876)     (8,859,621)   (1,415,157)    (10,904,586)
Exchanged into associated Funds ...................    (151,058)     (1,083,299)     (131,646)       (998,565)
                                                     ----------    ------------    ----------    ------------
Total .............................................  (1,388,934)     (9,942,920)   (1,546,803)    (11,903,151)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (851,002)   $ (6,082,288)     (390,113)   $ (2,943,052)
                                                     ==========    ============    ==========    ============

NOTES TO FINANCIAL STATEMENTS

                    CLASS C                                      CLASS D
 -----------------------------------------   --------------------------------------------------
   SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
      3/31/00                 9/30/99               3/31/00                    9/30/99
 --------------------    -----------------   -----------------------    -----------------------
 SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
 -------    ---------    ------   --------   --------    -----------    --------    -----------
   3,337    $  25,733     9,572   $ 76,445     10,044    $    76,749      59,308    $   487,229
      47          356         1          8      4,852         37,052      12,056         98,236
      --           --        --         --        798          6,000       6,029         49,773
      --           --        --         --        146          1,130       1,266         10,428
 -------    ---------    ------   --------   --------    -----------    --------    -----------
   3,384       26,089     9,573     76,453     15,840        120,931      78,659        645,666
 -------    ---------    ------   --------   --------    -----------    --------    -----------
      (1)          (8)       --         --    (64,944)      (493,981)    (92,244)      (753,873)
      --           --        --         --     (7,688)       (59,143)     (6,195)       (49,882)
 -------    ---------    ------   --------   --------    -----------    --------    -----------
      (1)          (8)       --         --    (72,632)      (553,124)    (98,439)      (803,755)
 -------    ---------    ------   --------   --------    -----------    --------    -----------
   3,383    $  26,081     9,573   $ 76,453    (56,792)   $  (432,193)    (19,780)   $  (158,089)
 =======    =========    ======   ========   ========    ===========    ========    ===========

                    CLASS C                                      CLASS D
 -----------------------------------------   --------------------------------------------------
   SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
      3/31/00                 9/30/99               3/31/00                    9/30/99
 --------------------    -----------------   -----------------------    -----------------------
 SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
 -------    ---------    ------   --------   --------    -----------    --------    -----------
   8,620    $  63,397    30,519   $233,167      1,113    $     8,103     144,406    $ 1,169,254
     451        3,254        14        103      4,359         31,498       6,391         50,273
   8,455       61,216        21        157      4,060         30,178     166,950      1,348,159
     113          831        --         --      1,803         13,249         648          5,256
 -------    ---------    ------   --------   --------    -----------    --------    -----------
  17,639      128,698    30,554    233,427     11,335         83,028     318,395      2,572,942
 -------    ---------    ------   --------   --------    -----------    --------    -----------
      (1)          (7)       --         --    (34,185)      (249,567)    (78,032)      (613,957)
  (8,233)     (60,845)       --         --   (160,196)    (1,159,036)    (25,100)      (197,221)
 -------    ---------    ------   --------   --------    -----------    --------    -----------
  (8,234)     (60,852)       --         --   (194,381)    (1,408,603)   (103,132)      (811,178)
 -------    ---------    ------   --------   --------    -----------    --------    -----------
   9,405    $  67,846    30,554   $233,427   (183,046)   $(1,325,575)    215,263    $ 1,761,764
 =======    =========    ======   ========   ========    ===========    ========    ===========

                    CLASS C                                      CLASS D
 -----------------------------------------   --------------------------------------------------
   SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
      3/31/00                 9/30/99               3/31/00                    9/30/99
 --------------------    -----------------   -----------------------    -----------------------
 SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
 -------    ---------    ------   --------   --------    -----------    --------    -----------
  20,397    $ 163,167    14,221   $116,801     57,525    $   456,769      90,158    $   772,545
     131        1,030        28        226      3,057         24,137       7,291         61,648
      --           --        --         --      1,918         15,067      34,906        305,268
      26          212        --         --        717          5,733       3,830         32,823
 -------    ---------    ------   --------   --------    -----------    --------    -----------
  20,554      164,409    14,249    117,027     63,217        501,706     136,185      1,172,284
 -------    ---------    ------   --------   --------    -----------    --------    -----------
      (1)          (8)       --         --    (90,336)      (708,313)    (86,833)      (719,396)
      --           --        --         --    (28,352)      (225,320)         --             --
 -------    ---------    ------   --------   --------    -----------    --------    -----------
      (1)          (8)       --         --   (118,688)      (933,633)    (86,833)      (719,396)
 -------    ---------    ------   --------   --------    -----------    --------    -----------
  20,553    $ 164,401    14,249   $117,027    (55,471)   $  (431,927)     49,352    $   452,888
 =======    =========    ======   ========   ========    ===========    ========    ===========

                    CLASS C                                      CLASS D
 -----------------------------------------   --------------------------------------------------
   SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
      3/31/00                 9/30/99               3/31/00                    9/30/99
 --------------------    -----------------   -----------------------    -----------------------
 SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
 -------    ---------    ------   --------   --------    -----------    --------    -----------
   6,967    $  49,922         1   $      8      8,106    $    59,310      37,069    $   289,245
      54          382        --         --      2,482         17,812       6,072         46,955
      --           --        --         --      8,357         60,172      26,054        206,572
       5           35        --         --      1,025          7,449       2,615         20,449
 -------    ---------    ------   --------   --------    -----------    --------    -----------
   7,026       50,339         1          8     19,970        144,743      71,810        563,221
 -------    ---------    ------   --------   --------    -----------    --------    -----------
      (1)          (7)       --         --    (33,055)      (237,130)    (83,338)      (650,368)
  (1,605)     (11,400)       --         --    (12,636)       (90,648)         --             --
 -------    ---------    ------   --------   --------    -----------    --------    -----------
  (1,606)     (11,407)       --         --    (45,691)      (327,778)    (83,338)      (650,368)
 -------    ---------    ------   --------   --------    -----------    --------    -----------
   5,420    $  38,932         1   $      8    (25,721)   $  (183,035)    (11,528)   $   (87,147)
 =======    =========    ======   ========   ========    ===========    ========    ===========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
MISSOURI SERIES                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................      92,018    $    654,795       143,714    $  1,117,391
Investment of dividends ...........................      65,880         467,966       141,770       1,091,323
Exchanged from associated Funds ...................       6,087          43,061        63,527         497,543
Shares issued in payment of gain distributions ....       4,183          30,163        62,316         486,691
                                                     ----------    ------------    ----------    ------------
Total .............................................     168,168       1,195,985       411,327       3,192,948
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................    (559,584)     (3,963,761)     (640,800)     (4,889,919)
Exchanged into associated Funds ...................     (87,791)       (623,693)      (33,222)       (255,281)
                                                     ----------    ------------    ----------    ------------
Total .............................................    (647,375)     (4,587,454)     (674,022)     (5,145,200)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (479,207)   $ (3,391,469)     (262,695)   $ (1,952,252)
                                                     ==========    ============    ==========    ============

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
NEW YORK SERIES                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     175,068    $  1,310,232       802,995    $  6,593,637
Investment of dividends ...........................     144,903       1,087,412       284,109       2,315,942
Exchanged from associated Funds ...................     277,566       2,071,448       589,737       4,819,554
Shares issued in payment of gain distributions ....       5,397          41,071       196,696       1,630,608
                                                     ----------    ------------    ----------    ------------
Total .............................................     602,934       4,510,163     1,873,537      15,359,741
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................    (809,311)     (6,091,838)     (952,833)     (7,728,238)
Exchanged into associated Funds ...................    (490,157)     (3,681,459)     (803,766)     (6,577,087)
                                                     ----------    ------------    ----------    ------------
Total .............................................  (1,299,468)     (9,773,297)   (1,756,599)    (14,305,325)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (696,534)   $ (5,263,134)      116,938    $  1,054,416
                                                     ==========    ============    ==========    ============

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
OHIO SERIES                                            SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     165,387    $  1,235,248       361,672    $  2,918,252
Investment of dividends ...........................     261,914       1,950,152       530,982       4,266,794
Exchanged from associated Funds ...................      36,507         268,553       134,140       1,074,172
Shares issued in payment of gain distributions ....      33,096         249,874       223,380       1,820,544
                                                     ----------    ------------    ----------    ------------
Total .............................................     496,904       3,703,827     1,250,174      10,079,762
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................    (991,057)     (7,374,583)   (1,741,673)    (13,920,913)
Exchanged into associated Funds ...................    (273,334)     (2,034,571)     (131,868)     (1,057,828)
                                                     ----------    ------------    ----------    ------------
Total .............................................  (1,264,391)     (9,409,154)   (1,873,541)    (14,978,741)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (767,487)   $ (5,705,327)     (623,367)   $ (4,898,979)
                                                     ==========    ============    ==========    ============

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
OREGON SERIES                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     149,700    $  1,092,956       679,526    $  5,340,535
Investment of dividends ...........................     109,221         794,725       209,299       1,637,871
Exchanged from associated Funds ...................      41,158         296,671       130,494       1,028,496
Shares issued in payment of gain distributions ....      39,867         293,823        35,501         281,167
                                                     ----------    ------------    ----------    ------------
Total .............................................     339,946       2,478,175     1,054,820       8,288,069
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................    (402,137)     (2,931,989)     (706,461)     (5,517,373)
Exchanged into associated Funds ...................    (130,834)       (954,822)     (226,571)     (1,784,105)
                                                     ----------    ------------    ----------    ------------
Total .............................................    (532,971)     (3,886,811)     (933,032)     (7,301,478)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (193,025)   $ (1,408,636)      121,788    $    986,591
                                                     ==========    ============    ==========    ============

NOTES TO FINANCIAL STATEMENTS

                     CLASS C                                      CLASS D
  -----------------------------------------   --------------------------------------------------
    SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
       3/31/00                 9/30/99               3/31/00                    9/30/99
  --------------------    -----------------   -----------------------    -----------------------
  SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       --           --     2,887   $ 21,877      7,220    $    52,100      43,815    $   339,791
       38    $     273        27        202      1,195          8,478       2,082         15,998
       --           --        --         --     17,129        122,647       2,979         23,607
        3           23        --         --         97            696         770          6,011
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       41          296     2,914     22,079     25,641        183,921      49,646        385,407
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       (1)          (7)       --         --    (26,017)      (183,681)    (14,354)      (110,312)
       --           --        --         --    (23,925)      (171,004)     (2,657)       (20,683)
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       (1)          (7)       --         --    (49,942)      (354,685)    (17,011)      (130,995)
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       40    $     289     2,914   $ 22,079    (24,301)   $  (170,764)     32,635    $   254,412
  =======    =========    ======   ========   ========    ===========    ========    ===========

                     CLASS C                                      CLASS D
  -----------------------------------------   --------------------------------------------------
    SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
       3/31/00                 9/30/99               3/31/00                    9/30/99
  --------------------    -----------------   -----------------------    -----------------------
  SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
  -------    ---------    ------   --------   --------    -----------    --------    -----------
   13,366    $ 101,262    35,036   $278,217     14,015    $   105,340      94,489    $   781,036
      246        1,850        83        644      3,280         24,651       9,087         74,189
       --           --        --         --     17,161        128,138      72,704        609,660
       12           92        --         --        120            913       5,681         47,092
  -------    ---------    ------   --------   --------    -----------    --------    -----------
   13,624      103,204    35,119    278,861     34,576        259,042     181,961      1,511,977
  -------    ---------    ------   --------   --------    -----------    --------    -----------
   (4,488)     (33,034)   (5,721)   (45,709)   (52,613)      (398,618)    (39,787)      (323,914)
       --           --    (4,833)   (37,500)   (21,867)      (164,886)    (26,500)      (208,844)
  -------    ---------    ------   --------   --------    -----------    --------    -----------
   (4,488)     (33,034)   (10,554)  (83,209)   (74,480)      (563,504)    (66,287)      (532,758)
  -------    ---------    ------   --------   --------    -----------    --------    -----------
    9,136    $  70,170    24,565   $195,652    (39,904)   $  (304,462)    115,674    $   979,219
  =======    =========    ======   ========   ========    ===========    ========    ===========

                     CLASS C                                      CLASS D
  -----------------------------------------   --------------------------------------------------
    SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
       3/31/00                 9/30/99               3/31/00                    9/30/99
  --------------------    -----------------   -----------------------    -----------------------
  SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
  -------    ---------    ------   --------   --------    -----------    --------    -----------
   13,280    $  99,468     2,248   $ 17,828     14,175    $   107,088      78,121    $   638,278
       15          115        13         95      2,568         19,223       5,281         42,608
       --           --        --         --     33,572        249,104      27,382        225,056
       --           --        --         --        301          2,287       1,911         15,630
  -------    ---------    ------   --------   --------    -----------    --------    -----------
   13,295       99,583     2,261     17,923     50,616        377,702     112,695        921,572
  -------    ---------    ------   --------   --------    -----------    --------    -----------
   (2,267)     (17,228)       --         --    (48,265)      (362,412)    (42,299)      (337,204)
       --           --        --         --    (34,823)      (256,151)    (28,756)      (232,392)
  -------    ---------    ------   --------   --------    -----------    --------    -----------
   (2,267)     (17,228)       --         --    (83,088)      (618,563)    (71,055)      (569,596)
  -------    ---------    ------   --------   --------    -----------    --------    -----------
   11,028    $  82,355     2,261   $ 17,923    (32,472)   $  (240,861)     41,640    $   351,976
  =======    =========    ======   ========   ========    ===========    ========    ===========

                     CLASS C                                      CLASS D
  -----------------------------------------   --------------------------------------------------
    SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
       3/31/00                 9/30/99               3/31/00                    9/30/99
  --------------------    -----------------   -----------------------    -----------------------
  SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       --           --         1   $      8      7,079    $    51,352      39,323    $   309,977
       --           --        --         --      2,766         20,112       7,942         62,252
       --           --        --         --     17,910        129,131       9,849         78,360
       --           --        --         --      1,064          7,841       1,508         11,943
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       --           --         1          8     28,819        208,436      58,622        462,532
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       --           --        --         --    (33,269)      (243,517)    (89,753)      (700,248)
       --           --        --         --    (18,216)      (130,091)        (87)          (691)
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       --           --        --         --    (51,485)      (373,608)    (89,840)      (700,939)
  -------    ---------    ------   --------   --------    -----------    --------    -----------
       --           --         1   $      8    (22,666)   $  (165,172)    (31,218)   $  (238,407)
  =======    =========    ======   ========   ========    ===========    ========    ===========


* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                                                             CLASS A
                                                     --------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED
                                                              3/31/00                       9/30/99
                                                     --------------------------    --------------------------
SOUTH CAROLINA SERIES                                  SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
Sales of shares ...................................     155,687    $  1,156,501       495,837    $  4,009,453
Investment of dividends ...........................     159,247       1,180,277       333,372       2,699,308
Exchanged from associated Funds ...................      19,462         141,481        39,056         319,755
Shares issued in payment of gain distributions ....      95,104         715,184        80,358         661,343
                                                     ----------    ------------    ----------    ------------
Total .............................................     429,500       3,193,443       948,623       7,689,859
                                                     ----------    ------------    ----------    ------------
Shares repurchased ................................  (1,000,146)     (7,428,522)   (1,450,098)    (11,588,440)
Exchanged into associated Funds ...................    (278,768)     (2,054,650)      (76,691)       (620,953)
                                                     ----------    ------------    ----------    ------------
Total .............................................  (1,278,914)     (9,483,172)   (1,526,789)    (12,209,393)
                                                     ----------    ------------    ----------    ------------
Increase (decrease) ...............................    (849,414)   $ (6,289,729)     (578,166)   $ (4,519,534)
                                                     ==========    ============    ==========    ============

NOTES TO FINANCIAL STATEMENTS

                   CLASS C                                      CLASS D
-----------------------------------------   --------------------------------------------------
  SIX MONTHS ENDED         5/27/99* TO         SIX MONTHS ENDED             YEAR ENDED
     3/31/00                 9/30/99               3/31/00                    9/30/99
--------------------    -----------------   -----------------------    -----------------------
SHARES       AMOUNT     SHARES    AMOUNT     SHARES       AMOUNT        SHARES       AMOUNT
-------    ---------    ------   --------   --------    -----------    --------    -----------
 35,995    $ 270,471    43,342   $344,052     21,727    $   160,621     201,377    $ 1,644,018
  1,432       10,579       403      3,128      9,432         69,838      19,414        156,934
     --           --        --         --     11,020         82,593       5,412         44,575
    444        3,335        --         --      5,183         38,922       4,735         38,926
-------    ---------    ------   --------   --------    -----------    --------    -----------
 37,871      284,385    43,745    347,180     47,362        351,974     230,938      1,884,453
-------    ---------    ------   --------   --------    -----------    --------    -----------
     (1)          (7)       --         --   (100,842)      (742,388)   (111,023)      (890,939)
 (6,828)     (51,000)       --         --     (8,189)       (59,835)    (12,742)      (100,870)
-------    ---------    ------   --------   --------    -----------    --------    -----------
 (6,829)     (51,007)       --         --   (109,031)      (802,223)   (123,765)      (991,809)
-------    ---------    ------   --------   --------    -----------    --------    -----------
 31,042    $ 233,378    43,745   $347,180    (61,669)   $  (450,249)    107,173    $   892,644
=======    =========    ======   ========   ========    ===========    ========    ===========

* Commencement of offering of Class C shares.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand the financial performance of each Class of each Series for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

NATIONAL SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                   ENDED    -------------------------------------------------    ENDED       TO
                                                  3/31/00     1999      1998       1997      1996      1995     3/31/00    9/30/99
                                                  -------   -------   --------   -------   -------   --------  ---------   -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.68     $8.32      $8.01     $7.70     $7.58      $7.18      $7.68     $8.08
                                                  -------   -------   --------   -------   -------   --------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.20      0.39       0.39      0.39      0.40       0.40       0.16      0.11
Net realized and unrealized gain (loss)
  on investments ...............................    (0.08)    (0.64)      0.31      0.31      0.12       0.40      (0.08)    (0.40)
                                                  -------   -------   --------   -------   -------   --------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.12     (0.25)      0.70      0.70      0.52       0.80       0.08     (0.29)
                                                  -------   -------   --------   -------   -------   --------    -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.20)    (0.39)     (0.39)    (0.39)    (0.40)     (0.40)     (0.16)    (0.11)
Distributions from net realized capital gain ...       --        --         --        --        --         --         --        --
                                                  -------   -------   --------   -------   -------   --------    -------   -------
TOTAL DISTRIBUTIONS ............................    (0.20)    (0.39)     (0.39)    (0.39)    (0.40)     (0.40)     (0.16)    (0.11)
                                                  -------   -------   --------   -------   -------   --------    -------   -------
NET ASSET VALUE, END OF PERIOD .................    $7.60     $7.68      $8.32     $8.01     $7.70      $7.58      $7.60     $7.68
                                                  =======   =======   ========   =======   =======   ========    =======   =======

TOTAL RETURN:                                        1.56%    (3.11)%     9.00%     9.40%     6.97%     11.48%      1.11%    (3.38)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $91,771   $90,296   $101,909   $97,481   $98,767   $104,184       $467      $115
Ratio of expenses to average net assets ........    0.86%+    0.83%      0.80%     0.84%     0.80%      0.86%      1.76%+    1.74%+
Ratio of net income to average net assets ......    5.24%+    4.83%      4.82%     5.05%     5.19%      5.46%      4.34%+    4.10%+
Portfolio turnover rate ........................    6.47%    13.37%     18.00%    20.63%    33.99%     24.91%      6.47%    13.37%++

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.68     $8.31      $8.02     $7.70     $7.57      $7.18
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.16      0.32       0.32      0.32      0.33       0.32
Net realized and unrealized gain (loss)
  on investments ...............................    (0.08)    (0.63)      0.29      0.32      0.13       0.39
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.08     (0.31)      0.61      0.64      0.46       0.71
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.16)    (0.32)     (0.32)    (0.32)    (0.33)     (0.32)
Distributions from net realized capital gain ...       --        --         --        --        --         --
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.16)    (0.32)     (0.32)    (0.32)    (0.33)     (0.32)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.60     $7.68      $8.31     $8.02     $7.70      $7.57
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.11%    (3.85)%     7.76%     8.56%     6.13%     10.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $ 3,847   $ 8,079   $  7,392   $ 2,279   $ 4,826   $  1,215
Ratio of expenses to average net assets ........    1.76%+    1.73%      1.71%     1.75%     1.67%      1.95%
Ratio of net income to average net assets ......    4.34%+    3.93%      3.91%     4.15%     4.27%      4.40%
Portfolio turnover rate ........................    6.47%    13.37%     18.00%    20.63%    33.99%     24.91%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


COLORADO SERIES

                                                                               CLASS A                               CLASS C
                                                ------------------------------------------------------------  ----------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                   ENDED    ------------------------------------------------     ENDED        TO
                                                  3/31/00     1999     1998       1997      1996      1995     3/31/00     9/30/99
                                                  -------   -------  --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.10     $7.64     $7.42     $7.27     $7.30      $7.09     $7.09      $7.47
                                                  -------   -------  --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.17      0.34      0.36      0.37      0.37       0.38      0.15       0.10
Net realized and unrealized gain (loss)
  on investments ...............................    (0.09)    (0.54)     0.22      0.15     (0.03)      0.21     (0.09)     (0.38)
                                                  -------   -------  --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.08     (0.20)     0.58      0.52      0.34       0.59      0.06      (0.28)
                                                  -------   -------  --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.17)    (0.34)    (0.36)    (0.37)    (0.37)     (0.38)    (0.14)     (0.10)
Distributions from net realized capital gain ...    (0.05)       --        --        --        --         --     (0.05)        --
                                                  -------   -------  --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................    (0.22)    (0.34)    (0.36)    (0.37)    (0.37)     (0.38)    (0.19)     (0.10)
                                                  -------   -------  --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................    $6.96     $7.10     $7.64     $7.42     $7.27      $7.30     $6.96      $7.09
                                                  =======   =======  ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                      (1.24)%   (2.67)%     8.03%     7.30%     4.76%      8.56%     0.93%     (3.93)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $39,799   $44,649    $45,583   $49,780   $52,295    $54,858       $63        $60
Ratio of expenses to average net assets ........    0.90%+    0.87%      0.90%     0.90%     0.85%      0.93%     1.80%+     1.73%+
Ratio of net income to average net assets ......    5.04%+    4.60%      4.80%     5.01%     5.07%      5.31%     4.14%+     3.85%+
Portfolio turnover rate ........................    3.88%     7.91%     28.66%     3.99%    12.39%     14.70%     3.88%      7.91%++

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.09     $7.63      $7.42     $7.27     $7.29      $7.09
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.15      0.28       0.29      0.30      0.31       0.30
Net realized and unrealized gain (loss)
  on investments ...............................    (0.09)    (0.54)      0.21      0.15     (0.02)      0.20
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.06     (0.26)      0.50      0.45      0.29       0.50
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.14)    (0.28)     (0.29)    (0.30)    (0.31)     (0.30)
Distributions from net realized capital gain ...    (0.05)       --         --        --        --         --
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.19)    (0.28)     (0.29)    (0.30)    (0.31)     (0.30)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $6.96     $7.09      $7.63     $7.42     $7.27      $7.29
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        0.93%    (3.57)%     6.90%     6.34%     3.95%      7.26%


RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......      $808      $917       $344      $238      $255       $193
Ratio of expenses to average net assets ........     1.80%     1.77%      1.80%     1.81%     1.75%      2.02%
Ratio of net income to average net assets ......     4.14%     3.70%      3.90%     4.10%     4.17%      4.23%
Portfolio turnover rate ........................     3.88%     7.91%     28.66%     3.99%    12.39%     14.70%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

GEORGIA SERIES

                                                                               CLASS A                               CLASS C
                                                ------------------------------------------------------------  ---------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                   ENDED   -------------------------------------------------    ENDED        TO
                                                  3/31/00    1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                  -------  -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.75     $8.38      $8.12     $7.87     $7.81      $7.48     $7.76      $8.17
                                                  ------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.19      0.37       0.38      0.38      0.39       0.39      0.16       0.11
Net realized and unrealized gain (loss)
  on investments ...............................   (0.05)    (0.58)      0.29      0.28      0.11       0.43     (0.04)     (0.41)
                                                  ------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.14     (0.21)      0.67      0.66      0.50       0.82      0.12      (0.30)
                                                  ------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.19)    (0.37)     (0.38)    (0.38)    (0.39)     (0.39)    (0.16)     (0.11)
Distributions from net realized capital gain ...   (0.17)    (0.05)     (0.03)    (0.03)    (0.05)     (0.10)    (0.17)        --
                                                  ------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................   (0.36)    (0.42)     (0.41)    (0.41)    (0.44)     (0.49)    (0.33)     (0.11)
                                                  ------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................   $7.53     $7.75      $8.38     $8.12     $7.87      $7.81     $7.55      $7.76
                                                  ======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       1.93%    (2.63)%     8.44%     8.65%     6.56%     11.66%     1.61%     (3.84)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $38,628   $42,692    $48,424   $50,614   $50,995    $57,678      $189       $176
Ratio of expenses to average net assets ........    0.90%+    0.87%      0.89%     0.89%     0.83%      0.91%     1.80%+     1.74%+
Ratio of net income to average net assets ......    5.02%+    4.59%      4.57%     4.82%     4.94%      5.26%     4.12%+     3.89%+
Portfolio turnover rate ........................    9.29%    23.93%      2.92%    12.28%    16.24%      3.36%     9.29%     23.93%++
Without management fee waiver:*
Ratio of expenses to average net assets ........                                                        0.96%
Ratio of net income to average net assets ......                                                        5.21%

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.76     $8.40      $8.13     $7.88     $7.82      $7.49
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.16      0.30       0.30      0.31      0.32       0.32
Net realized and unrealized gain (loss)
  on investments ...............................    (0.04)    (0.59)      0.30      0.28      0.11       0.43
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.12     (0.29)      0.60      0.59      0.43       0.75
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.16)    (0.30)     (0.30)    (0.31)    (0.32)     (0.32)
Distributions from net realized capital gain ...    (0.17)    (0.05)     (0.03)    (0.03)    (0.05)     (0.10)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.33)    (0.35)     (0.33)    (0.34)    (0.37)     (0.42)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.55     $7.76      $8.40     $8.13     $7.88      $7.82
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.61%    (3.61)%     7.59%     7.67%     5.60%     10.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $2,196    $2,318     $2,809    $2,640    $2,327     $2,079
Ratio of expenses to average net assets ........     1.80%+    1.77%      1.80%     1.79%     1.73%      1.90%
Ratio of net income to average net assets ......     4.12%+    3.69%      3.66%     3.92%     4.03%      4.28%
Portfolio turnover rate ........................     9.29%    23.93%      2.92%    12.28%    16.24%      3.36%
Without management fee waiver:*
Net investment income per share ................                                                         $0.31
Ratio of expenses to average net assets ........                                                         1.95%
Ratio of net income to average net assets ......                                                         4.23%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


LOUISIANA SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                  ENDED    -------------------------------------------------    ENDED        TO
                                                 3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                 -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.81     $8.51      $8.28     $8.16     $8.14      $7.94     $7.80      $8.19
                                                 -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.20      0.39       0.41      0.41      0.42       0.43      0.16       0.11
Net realized and unrealized gain (loss)
  on investments ...............................   (0.05)    (0.59)      0.24      0.23      0.08       0.34     (0.04)     (0.39)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.15     (0.20)      0.65      0.64      0.50       0.77      0.12      (0.28)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.20)    (0.39)     (0.41)    (0.41)    (0.42)     (0.43)    (0.16)     (0.11)
Distributions from net realized capital gain ...   (0.05)    (0.11)     (0.01)    (0.11)    (0.06)     (0.14)    (0.05)        --
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................   (0.25)    (0.50)     (0.42)    (0.52)    (0.48)     (0.57)    (0.21)     (0.11)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................   $7.71     $7.81      $8.51     $8.28     $8.16      $8.14     $7.71      $7.80
                                                 =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       1.88%    (2.44)%     8.08%     8.17%     6.32%     10.30%     1.55%     (3.55)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $48,025   $51,543    $56,308   $56,199   $57,264    $61,988      $604       $ --
Ratio of expenses to average net assets ........    0.88%+    0.84%      0.88%     0.86%     0.82%      0.89%     1.78%      1.71%+
Ratio of net income to average net assets ......    5.15%+    4.76%      4.86%     5.08%     5.15%      5.44%     4.25%      4.00%+
Portfolio turnover rate ........................      --      8.67%     15.72%    16.08%    10.08%      4.82%       --       8.67%++

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.80     $8.50      $8.27     $8.16     $8.14      $7.94
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.16      0.32       0.33      0.34      0.35       0.35
Net realized and unrealized gain (loss)
  on investments ...............................    (0.04)    (0.59)      0.24      0.22      0.08       0.34
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.12     (0.27)      0.57      0.56      0.43       0.69
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.16)    (0.32)     (0.33)    (0.34)    (0.35)     (0.35)
Distributions from net realized capital gain ...    (0.05)    (0.11)     (0.01)    (0.11)    (0.06)     (0.14)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.21)    (0.43)     (0.34)    (0.45)    (0.41)     (0.49)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.71     $7.80      $8.50     $8.27     $8.16      $8.14
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.55%    (3.33)%     7.11%     7.07%     5.37%      9.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......      $788      $908       $837      $509      $389       $465
Ratio of expenses to average net assets ........     1.78%+    1.74%      1.78%     1.76%     1.72%      1.91%
Ratio of net income to average net assets ......     4.25%+    3.86%      3.96%     4.18%     4.25%      4.41%
Portfolio turnover rate ........................       --      8.67%     15.72%    16.08%    10.08%      4.82%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


MARYLAND SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                  ENDED    -------------------------------------------------    ENDED        TO
                                                 3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                 -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.79     $8.32      $8.14     $7.99     $7.96      $7.71     $7.80      $8.13
                                                 -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.20      0.39       0.40      0.40      0.40       0.41      0.16       0.11
Net realized and unrealized gain (loss)
  on investments ...............................   (0.07)    (0.50)      0.23      0.19      0.06       0.38     (0.08)     (0.33)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.13     (0.11)      0.63      0.59      0.46       0.79      0.08      (0.22)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.20)    (0.39)     (0.40)    (0.40)    (0.40)     (0.41)    (0.16)     (0.11)
Distributions from net realized capital gain ...      --     (0.03)     (0.05)    (0.04)    (0.03)     (0.13)       --         --
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................   (0.20)    (0.42)     (0.45)    (0.44)    (0.43)     (0.54)    (0.16)     (0.11)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................   $7.72     $7.79      $8.32     $8.14     $7.99      $7.96     $7.72      $7.80
                                                 =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       1.71%    (1.45)%     7.89%     7.64%     6.00%     10.90%     1.12%     (2.83)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $46,497   $49,523    $54,891   $52,549   $54,041    $56,290      $100        $75
Ratio of expenses to average net assets ........    0.90%+    0.87%      0.89%     0.90%     0.84%      0.96%     1.80%+     1.75%+
Ratio of net income to average net assets ......    5.15%+    4.77%      4.82%     4.99%     5.05%      5.31%     4.25%+     4.04%+
Portfolio turnover rate ........................    4.60%     1.80%      7.59%    14.79%     5.56%      3.63%     4.60%      1.80%++

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.80     $8.33      $8.15     $7.99     $7.97      $7.72
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.16      0.31       0.32      0.33      0.33       0.33
Net realized and unrealized gain (loss)
  on investments ...............................    (0.08)    (0.50)      0.23      0.20      0.05       0.38
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.08     (0.19)      0.55      0.53      0.38       0.71
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.16)    (0.31)     (0.32)    (0.33)    (0.33)     (0.33)
Distributions from net realized capital gain ...       --     (0.03)     (0.05)    (0.04)    (0.03)     (0.13)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.16)    (0.34)     (0.37)    (0.37)    (0.36)     (0.46)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.72     $7.80      $8.33     $8.15     $7.99      $7.97
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.12%    (2.00)%     6.91%     6.80%     4.91%      9.75%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $2,310    $2,775     $3,128    $2,063    $2,047       $630
Ratio of expenses to average net assets ........     1.80%+    1.77%      1.80%     1.81%     1.72%      2.02%
Ratio of net income to average net assets ......     4.25%+    3.87%      3.91%     4.08%     4.14%      4.27%
Portfolio turnover rate ........................     4.60%     1.80%      7.59%    14.79%     5.56%      3.63%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


MASSACHUSETTS SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                  ENDED    -------------------------------------------------    ENDED        TO
                                                 3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                 -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.47     $8.27      $7.99     $7.85     $7.91      $7.66     $7.47      $7.96
                                                 -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.19      0.36       0.38      0.40      0.41       0.42      0.15       0.10
Net realized and unrealized gain (loss)
  on investments ...............................   (0.01)    (0.75)      0.37      0.22      0.05       0.28     (0.02)     (0.49)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.18     (0.39)      0.75      0.62      0.46       0.70      0.13      (0.39)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.19)    (0.36)     (0.38)    (0.40)    (0.41)     (0.42)    (0.15)     (0.10)
Distributions from net realized capital gain ...   (0.06)    (0.05)     (0.09)    (0.08)    (0.11)     (0.03)    (0.06)        --
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................   (0.25)    (0.41)     (0.47)    (0.48)    (0.52)     (0.45)    (0.21)     (0.10)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................   $7.40     $7.47      $8.27     $7.99     $7.85      $7.91     $7.39      $7.47
                                                 =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       2.37%    (4.85)%     9.80%     8.11%     5.97%      9.58%     1.77%     (5.02)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $88,215   $92,929   $109,328   $110,011  $109,872  $115,711   $   295    $   228
Ratio of expenses to average net assets ........    0.85%+    0.83%      0.80%     0.84%     0.80%      0.86%     1.75%+     1.73%+
Ratio of net income to average net assets ......    5.06%+    4.56%      4.72%     5.06%     5.24%      5.51%     4.16%+     3.80%+
Portfolio turnover rate ........................   13.04%    23.88%     13.41%    29.26%    26.30%     16.68%    13.04%     23.88%++

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.47     $8.26      $7.99     $7.84     $7.90      $7.66
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.15      0.29       0.31      0.33      0.34       0.34
Net realized and unrealized gain (loss)
  on investments ...............................    (0.02)    (0.74)      0.36      0.23      0.05       0.27
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.13     (0.45)      0.67      0.56      0.39       0.61
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.15)    (0.29)     (0.31)    (0.33)    (0.34)     (0.34)
Distributions from net realized capital gain ...    (0.06)    (0.05)     (0.09)    (0.08)    (0.11)     (0.03)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.21)    (0.34)     (0.40)    (0.41)    (0.45)     (0.37)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.39     $7.47      $8.26     $7.99     $7.84      $7.90
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.77%    (5.61)%     8.68%     7.29%     5.01%      8.33%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $1,551    $2,934     $1,468    $1,245    $1,405       $809
Ratio of expenses to average net assets ........     1.75%+    1.73%      1.71%     1.74%     1.70%      1.95%
Ratio of net income to average net assets ......     4.16%+    3.66%      3.81%     4.16%     4.32%      4.47%
Portfolio turnover rate ........................    13.04%    23.88%     13.41%    29.26%    26.30%     16.68%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


MICHIGAN SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                   ENDED    -------------------------------------------------    ENDED        TO
                                                  3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                  -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $8.04     $8.83      $8.60     $8.46     $8.54      $8.28     $8.03      $8.43
                                                  -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.21      0.40       0.41      0.43      0.45       0.46      0.17       0.11
Net realized and unrealized gain (loss)
  on investments ...............................     0.04     (0.63)      0.30      0.23      0.06       0.30      0.04      (0.40)
                                                  -------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.25     (0.23)      0.71      0.66      0.51       0.76      0.21      (0.29)
                                                  -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.21)    (0.40)     (0.41)    (0.43)    (0.45)     (0.46)    (0.17)     (0.11)
Distributions from net realized capital gain ...    (0.03)    (0.16)     (0.07)    (0.09)    (0.14)     (0.04)    (0.03)        --
                                                  -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................    (0.24)    (0.56)     (0.48)    (0.52)    (0.59)     (0.50)    (0.20)     (0.11)
                                                  -------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................    $8.05     $8.04      $8.83     $8.60     $8.46      $8.54     $8.04      $8.03
                                                  =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       3.14%    (2.77)%     8.63%     8.16%     6.16%      9.56%     2.69%     (3.55)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $118,994  $125,560  $144,161   $143,370  $148,178  $151,589      $280       $114
Ratio of expenses to average net assets ........     0.71%+    0.82%     0.79%      0.81%     0.78%     0.87%     1.61%+     1.73%+
Ratio of net income to average net assets ......     5.24%+    4.73%     4.78%      5.13%     5.29%     5.50%     4.34%+     3.96%+
Portfolio turnover rate ........................     4.89%     3.73%    23.60%     10.98%    19.62%    20.48%     4.89%      3.73%++
Without expense reimbursement:*
Net investment income per share ................     $0.20                                                        $0.17
Ratio of expenses to average net assets ........     0.84%+                                                       1.74%+
Ratio of net income to average net assets ......     5.11%+                                                       4.21%+

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $8.03     $8.82      $8.59     $8.45     $8.54      $8.28
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.17      0.32       0.33      0.36      0.37       0.37
Net realized and unrealized gain (loss)
  on investments ...............................     0.04     (0.63)      0.30      0.23      0.05       0.30
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.21     (0.31)      0.63      0.59      0.42       0.67
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.17)    (0.32)     (0.33)    (0.36)    (0.37)     (0.37)
Distributions from net realized capital gain ...    (0.03)    (0.16)     (0.07)    (0.09)    (0.14)     (0.04)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.20)    (0.48)     (0.40)    (0.45)    (0.51)     (0.41)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $8.04     $8.03      $8.82     $8.59     $8.45      $8.54
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        2.69%    (3.65)%     7.66%     7.19%     5.09%      8.36%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $1,630    $2,074     $1,841    $1,845    $1,486     $1,172
Ratio of expenses to average net assets ........     1.61%+    1.72%      1.70%     1.71%     1.68%      2.01%
Ratio of net income to average net assets ......     4.34%+    3.83%      3.87%     4.23%     4.39%      4.40%
Portfolio turnover rate ........................     4.89%     3.73%     23.60%    10.98%    19.62%     20.48%
Without expense reimbursement:*
Net investment income per share ................     $0.17
Ratio of expenses to average net assets ........     1.74%+
Ratio of net income to average net assets ......     4.21%+

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


MINNESOTA SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                  ENDED    -------------------------------------------------    ENDED        TO
                                                 3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                 -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.36     $7.98      $7.79     $7.68     $7.82      $7.72     $7.36      $7.72
                                                 -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.18      0.36       0.38      0.40      0.42       0.45      0.15       0.10
Net realized and unrealized gain (loss)
  on investments ...............................   (0.06)    (0.52)      0.20      0.11     (0.12)      0.11     (0.06)     (0.36)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.12     (0.16)      0.58      0.51      0.30       0.56      0.09      (0.26)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.18)    (0.36)     (0.38)    (0.40)    (0.42)     (0.45)    (0.15)     (0.10)
Distributions from net realized capital gain ...   (0.04)    (0.10)     (0.01)       --     (0.02)     (0.01)    (0.04)        --
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................   (0.22)    (0.46)     (0.39)    (0.40)    (0.44)     (0.46)    (0.19)     (0.10)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................   $7.26     $7.36      $7.98     $7.79     $7.68      $7.82     $7.26      $7.36
                                                 =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       1.73%    (2.09)%     7.68%     6.85%     3.99%      7.61%     1.27%     (3.47)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ....... $101,515  $109,165   $121,374  $121,674  $126,173   $132,716       $39       $ --
Ratio of expenses to average net assets ........    0.86%+    0.84%      0.81%     0.85%     0.81%      0.87%     1.76%+     1.74%+
Ratio of net income to average net assets ......    5.04%+    4.71%      4.87%     5.21%     5.47%      5.89%     4.14%+     3.94%+
Portfolio turnover rate ........................      --      9.74%     21.86%     6.88%    26.89%      5.57%       --       9.74%++

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.36     $7.98      $7.79     $7.68     $7.82      $7.73
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.15      0.30       0.31      0.33      0.35       0.38
Net realized and unrealized gain (loss)
  on investments ...............................    (0.06)    (0.52)      0.20      0.11     (0.12)      0.10
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.09     (0.22)      0.51      0.44      0.23       0.48
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.15)    (0.30)     (0.31)    (0.33)    (0.35)     (0.38)
Distributions from net realized capital gain ...    (0.04)    (0.10)     (0.01)       --     (0.02)     (0.01)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.19)    (0.40)     (0.32)    (0.33)    (0.37)     (0.39)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................     7.26     $7.36      $7.98     $7.79     $7.68      $7.82
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.27%    (2.96)%     6.71%     5.89%     3.06%      6.45%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $1,644    $1,856     $2,103    $1,799    $2,036     $2,237
Ratio of expenses to average net assets ........     1.76%+    1.74%      1.72%     1.75%     1.71%      1.85%
Ratio of net income to average net assets ......     4.14%+    3.81%      3.96%     4.31%     4.57%      4.92%
Portfolio turnover rate ........................       --      9.74%     21.86%     6.88%    26.89%      5.57%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


MISSOURI SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                  ENDED    -------------------------------------------------    ENDED        TO
                                                 3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                 -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.29     $8.03      $7.82     $7.71     $7.70      $7.41     $7.29      $7.68
                                                 -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.18      0.35       0.36      0.38      0.39       0.40      0.14       0.10
Net realized and unrealized gain (loss)
  on investments ...............................   (0.01)    (0.62)      0.28      0.19      0.08       0.36     (0.01)     (0.39)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.17     (0.27)      0.64      0.57      0.47       0.76      0.13      (0.29)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.18)    (0.35)     (0.36)    (0.38)    (0.39)     (0.40)    (0.14)     (0.10)
Distributions from net realized capital gain ...   (0.01)    (0.12)     (0.07)    (0.08)    (0.07)     (0.07)    (0.01)        --
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................   (0.19)    (0.47)     (0.43)    (0.46)    (0.46)     (0.47)    (0.15)     (0.10)
                                                 -------   -------   --------   -------   -------   --------   -------    -------

NET ASSET VALUE, END OF PERIOD .................   $7.27     $7.29      $8.03     $7.82     $7.71      $7.70     $7.27      $7.29
                                                 =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       2.30%    (3.58)%     8.41%     7.70%     6.27%     10.67%     1.84%     (3.95)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $39,841   $43,437    $49,949   $52,766   $49,941    $51,169       $21        $21
Ratio of expenses to average net assets ........    0.91%+    0.87%      0.89%     0.89%     0.86%      0.88%     1.81%+     1.74%+
Ratio of net income to average net assets ......    4.91%+    4.50%      4.59%     4.93%     5.03%      5.31%     4.01%+     3.75%+
Portfolio turnover rate ........................    2.19%    10.43%     21.26%     6.47%     8.04%      3.88%     2.19%     10.43%++
Without management fee waiver:*
Net investment income per share ................                                                       $0.39
Ratio of expenses to average net assets ........                                                        0.93%
Ratio of net income to average net assets ......                                                        5.26%

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.29     $8.03      $7.82     $7.72     $7.70      $7.41
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.14      0.28       0.29      0.31      0.32       0.32
Net realized and unrealized gain (loss)
  on investments ...............................    (0.01)    (0.62)      0.28      0.18      0.09       0.36
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.13     (0.34)      0.57      0.49      0.41       0.68
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.14)    (0.28)     (0.29)    (0.31)    (0.32)     (0.32)
Distributions from net realized capital gain ...    (0.01)    (0.12)     (0.07)    (0.08)    (0.07)     (0.07)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.15)    (0.40)     (0.36)    (0.39)    (0.39)     (0.39)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.27     $7.29      $8.03     $7.82     $7.72      $7.70
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.84%    (4.46)%     7.45%     6.60%     5.46%      9.49%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......      $439      $617       $418      $474      $565       $515
Ratio of expenses to average net assets ........     1.81%+    1.77%      1.79%     1.80%     1.76%      1.98%
Ratio of net income to average net assets ......     4.01%+    3.60%      3.69%     4.02%     4.13%      4.23%
Portfolio turnover rate ........................     2.19%    10.43%     21.26%     6.47%     8.04%      3.88%
Without management fee waiver:*
Ratio of expenses to average net assets ........                                                                      2.03%
Ratio of net income to average net assets ......                                                                     4.18%



----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


NEW YORK SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                  ENDED    -------------------------------------------------    ENDED        TO
                                                 3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                 -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.70     $8.60      $8.28     $7.98     $7.86      $7.67     $7.70      $8.14
                                                 -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.20      0.38       0.40      0.41      0.42       0.42      0.16       0.11
Net realized and unrealized gain (loss)
  on investments ...............................   (0.04)    (0.69)      0.40      0.32      0.12       0.36     (0.03)     (0.44)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.16     (0.31)      0.80      0.73      0.54       0.78      0.13      (0.33)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.20)    (0.38)     (0.40)    (0.41)    (0.42)     (0.42)    (0.16)     (0.11)
Distributions from net realized capital gain ...   (0.01)    (0.21)     (0.08)    (0.02)       --      (0.17)    (0.01)        --
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................   (0.21)    (0.59)     (0.48)    (0.43)    (0.42)     (0.59)    (0.17)     (0.11)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................   $7.65     $7.70      $8.60     $8.28     $7.98      $7.86     $7.66      $7.70
                                                 =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       2.02%    (3.86)%    10.02%     9.45%     6.97%     10.93%     1.70%     (4.22)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $71,090   $76,833    $84,822   $83,528   $82,719    $83,980      $258       $189
Ratio of expenses to average net assets ........    0.71%+    0.81%      0.81%     0.82%     0.77%      0.88%     1.61%+     1.69%+
Ratio of net income to average net assets ......    5.23%+    4.63%      4.74%     5.09%     5.24%      5.52%     4.33%+     3.96%+
Portfolio turnover rate ........................    2.04%    11.85%     39.85%    23.83%    25.88%     34.05%     2.04%     11.85%++
Without expense reimbursement:*
Net investment income per share ................    $0.19                                                         $0.16
Ratio of expenses to average net assets ........    0.83%+                                                        1.73%+
Ratio of net income to average net assets ......    5.11%+                                                        4.21%+

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.70     $8.60      $8.29     $7.98     $7.87      $7.67
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.16      0.30       0.32      0.34      0.34       0.34
Net realized and unrealized gain (loss)
  on investments ...............................    (0.03)    (0.69)      0.39      0.33      0.11       0.37
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.13     (0.39)      0.71      0.67      0.45       0.71
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.16)    (0.30)     (0.32)    (0.34)    (0.34)     (0.34)
Distributions from net realized capital gain ...    (0.01)    (0.21)     (0.08)    (0.02)       --      (0.17)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.17)    (0.51)     (0.40)    (0.36)    (0.34)     (0.51)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.66     $7.70      $8.60     $8.29     $7.98      $7.87
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.70%    (4.73)%     8.88%     8.60%     5.86%      9.87%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $2,523    $2,844     $2,182    $1,572    $1,152       $885
Ratio of expenses to average net assets ........     1.61%+    1.71%      1.72%     1.73%     1.68%      1.96%
Ratio of net income to average net assets ......     4.33%+    3.73%      3.83%     4.18%     4.33%      4.42%
Portfolio turnover rate ........................     2.04%    11.85%     39.85%    23.83%    25.88%     34.05%
Without expense reimbursement:*
Net investment income per share ................     $0.16
Ratio of expenses to average net assets ........     1.73%+
Ratio of net income to average net assets ......     4.21%+

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


OHIO SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                   ENDED    -------------------------------------------------    ENDED        TO
                                                  3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                  -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.64     $8.37      $8.19     $8.09     $8.11      $7.90     $7.68      $8.06
                                                  -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.20      0.38       0.40      0.42      0.43       0.44      0.16       0.11
Net realized and unrealized gain (loss)
  on investments ...............................    (0.06)    (0.60)      0.29      0.17      0.02       0.28     (0.05)     (0.38)
                                                  -------   -------   --------   -------   -------   --------   -------    -------

TOTAL FROM INVESTMENT OPERATIONS ...............     0.14     (0.22)      0.69      0.59      0.45       0.72      0.11      (0.27)
                                                  -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.20)    (0.38)     (0.40)    (0.42)    (0.43)     (0.44)    (0.16)     (0.11)
Distributions from net realized capital gain ...    (0.02)    (0.13)     (0.11)    (0.07)    (0.04)     (0.07)    (0.02)        --
                                                  -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................    (0.22)    (0.51)     (0.51)    (0.49)    (0.47)     (0.51)    (0.18)     (0.11)
                                                  -------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................    $7.56     $7.64      $8.37     $8.19     $8.09      $8.11     $7.61      $7.68
                                                  =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                        1.82%   (2.68)%      8.77%     7.54%     5.68%      9.59%     1.50%    (3.51)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $127,926  $135,034   $153,126  $154,419  $162,243   $170,191      $101       $18
Ratio of expenses to average net assets ........     0.71%+    0.81%      0.78%     0.81%     0.77%      0.84%     1.61%+    1.71%+
Ratio of net income to average net assets ......     5.28%+    4.78%      4.92%     5.19%     5.32%      5.56%     4.38%+    3.99%+
Portfolio turnover rate ........................     5.09%     6.07%     24.74%    11.76%    12.90%      2.96%     5.09%     6.07%++
Without expense reimbursement:*
Net investment income per share ................     $0.19                                                         $0.16
Ratio of expenses to average net assets ........     0.84%+                                                        1.74%+
Ratio of net income to average net assets ......     5.15%+                                                        4.25%+

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.68     $8.41      $8.23     $8.13     $8.15      $7.92
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.16      0.31       0.33      0.35      0.36       0.36
Net realized and unrealized gain (loss)
  on investments ...............................    (0.05)    (0.60)      0.29      0.17      0.02       0.30
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.11     (0.29)      0.62      0.52      0.38       0.66
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.16)    (0.31)     (0.33)    (0.35)    (0.36)     (0.36)
Distributions from net realized capital gain ...    (0.02)    (0.13)     (0.11)    (0.07)    (0.04)     (0.07)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.18)    (0.44)     (0.44)    (0.42)    (0.40)     (0.43)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.61     $7.68      $8.41     $8.23     $8.13      $8.15
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.50%    (3.52)%     7.78%     6.57%     4.74%      8.67%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $1,068    $1,327     $1,103    $1,160    $1,011       $660
Ratio of expenses to average net assets ........     1.61%+    1.71%      1.69%     1.71%     1.67%      1.93%
Ratio of net income to average net assets ......     4.38%+    3.88%      4.01%     4.29%     4.42%      4.48%
Portfolio turnover rate ........................     5.09%     6.07%     24.74%    11.76%    12.90%      2.96%
Without expense reimbursement:*
Net investment income per share ................     $0.16
Ratio of expenses to average net assets ........     1.74%+
Ratio of net income to average net assets ......     4.25%+

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


OREGON SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                  ENDED    -------------------------------------------------    ENDED        TO
                                                 3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                 -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.48     $8.05      $7.87     $7.65     $7.66      $7.43     $7.48      $7.83
                                                 -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.18      0.35       0.36      0.38      0.40       0.40      0.15       0.10
Net realized and unrealized gain (loss)
  on investments ...............................   (0.05)    (0.52)      0.28      0.26        --       0.25     (0.05)     (0.35)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.13     (0.17)      0.64      0.64      0.40       0.65      0.10      (0.25)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.18)    (0.35)     (0.36)    (0.38)    (0.40)     (0.40)    (0.15)     (0.10)
Distributions from net realized capital gain ...   (0.05)    (0.05)     (0.10)    (0.04)    (0.01)     (0.02)    (0.05)        --
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................   (0.23)    (0.40)     (0.46)    (0.42)    (0.41)     (0.42)    (0.20)     (0.10)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................   $7.38     $7.48      $8.05     $7.87     $7.65      $7.66     $7.38      $7.48
                                                 =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       1.80%    (2.16)%     8.48%     8.60%     5.27%      9.05%     1.34%     (3.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $52,316   $54,473    $57,601   $55,239   $57,345    $59,549      $ --       $ --
Ratio of expenses to average net assets ........    0.89%+    0.86%      0.88%     0.90%     0.86%      0.86%     1.79%+     1.73%+
Ratio of net income to average net assets ......    4.90%+    4.52%      4.60%     4.88%     5.18%      5.40%     4.00%+     3.77%+
Portfolio turnover rate ........................   11.20%    12.28%     12.62%    19.46%    28.65%      2.47%    11.20%     12.28%++
Without management fee waiver:*
Ratio of expenses to average net assets ........                                                        0.91%
Ratio of net income to average net assets ......                                                        5.35%

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.48     $8.04      $7.87     $7.64     $7.65      $7.43
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.15      0.28       0.29      0.31      0.33       0.33
Net realized and unrealized gain (loss)
  on investments ...............................    (0.05)    (0.51)      0.27      0.27        --       0.24
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.10     (0.23)      0.56      0.58      0.33       0.57
                                                  -------   -------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.15)    (0.28)     (0.29)    (0.31)    (0.33)     (0.33)
Distributions from net realized capital gain ...    (0.05)    (0.05)     (0.10)    (0.04)    (0.01)     (0.02)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.20)    (0.33)     (0.39)    (0.35)    (0.34)     (0.35)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.38     $7.48      $8.04     $7.87     $7.64      $7.65
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.34%    (2.92)%     7.37%     7.77%     4.33%      7.86%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $2,034    $2,231     $2,650    $1,678    $1,540     $1,495
Ratio of expenses to average net assets ........     1.79%+    1.76%      1.79%     1.80%     1.76%      1.83%
Ratio of net income to average net assets ......     4.00%+    3.62%      3.69%     3.98%     4.28%      4.41%
Portfolio turnover rate ........................    11.20%    12.28%     12.62%    19.46%    28.65%      2.47%
Without management fee waiver:
Ratio of expenses to average net assets ........                                                         1.88%
Ratio of net income to average net assets ......                                                         4.36%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS


SOUTH CAROLINA SERIES

                                                                               CLASS A                               CLASS C
                                                -------------------------------------------------------------  ---------------------
                                                SIX MONTHS                YEAR ENDED SEPTEMBER 30,            SIX MONTHS  5/27/99**
                                                  ENDED    -------------------------------------------------    ENDED        TO
                                                 3/31/00     1999      1998       1997      1996      1995     3/31/00     9/30/99
                                                 -------   -------   --------   -------   -------   --------  ---------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.67     $8.38      $8.16     $8.07     $7.97      $7.61     $7.66      $8.08
                                                 -------   -------   --------   -------   -------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.19      0.38       0.39      0.40      0.41       0.41      0.16       0.11
Net realized and unrealized gain (loss)
  on investments ...............................   (0.02)    (0.64)      0.29      0.22      0.12       0.37     (0.02)     (0.42)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.17     (0.26)      0.68      0.62      0.53       0.78      0.14      (0.31)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.19)    (0.38)     (0.39)    (0.40)    (0.41)     (0.41)    (0.16)     (0.11)
Distributions from net realized capital gain ...   (0.08)    (0.07)     (0.07)    (0.13)    (0.02)     (0.01)    (0.08)        --
                                                 -------   -------   --------   -------   -------   --------   -------    -------
TOTAL DISTRIBUTIONS ............................   (0.27)    (0.45)     (0.46)    (0.53)    (0.43)     (0.42)    (0.24)     (0.11)
                                                 -------   -------   --------   -------   -------   --------   -------    -------
NET ASSET VALUE, END OF PERIOD .................   $7.57     $7.67      $8.38     $8.16     $8.07      $7.97     $7.56      $7.66
                                                 =======   =======   ========   =======   =======   ========   =======    =======

TOTAL RETURN:                                       2.28%    (3.32)%     8.66%     7.99%     6.82%     10.69%     1.81%     (4.01)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $85,161   $92,793   $106,328   $101,018  $108,163  $112,421      $565       $335
Ratio of expenses to average net assets ........    0.85%+    0.83%      0.80%     0.84%     0.80%      0.88%     1.75%      1.72%+
Ratio of net income to average net assets ......    5.13%+    4.65%      4.74%     5.04%     5.15%      5.38%     4.23%      3.96%+
Portfolio turnover rate ........................    3.39%    18.06%     16.63%       --     20.66%      4.13%     3.39%     18.06%++

                                                                          CLASS D
                                                -------------------------------------------------------------
                                                SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                   ENDED    -------------------------------------------------
                                                  3/31/00     1999      1998       1997      1996      1995
                                                  -------   -------   --------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $7.66     $8.38      $8.16     $8.06     $7.97      $7.61
                                                  -------   -------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.16      0.30       0.31      0.33      0.34       0.34
Net realized and unrealized gain (loss)
  on investments ...............................    (0.02)    (0.65)      0.29      0.23      0.11       0.37
                                                  -------   -------   --------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS ...............     0.14     (0.35)      0.60      0.56      0.45       0.71
                                                  -------   -------   --------   -------   -------   --------

LESS DISTRIBUTIONS:
Dividends from net investment income ...........    (0.16)    (0.30)     (0.31)    (0.33)    (0.34)     (0.34)
Distributions from net realized capital gain ...    (0.08)    (0.07)     (0.07)    (0.13)    (0.02)     (0.01)
                                                  -------   -------   --------   -------   -------   --------
TOTAL DISTRIBUTIONS ............................    (0.24)    (0.37)     (0.38)    (0.46)    (0.36)     (0.35)
                                                  -------   -------   --------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD .................    $7.56     $7.66      $8.38     $8.16     $8.06      $7.97
                                                  =======   =======   ========   =======   =======   ========

TOTAL RETURN:                                        1.81%    (4.32)%     7.68%     7.15%     5.73%      9.63%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $5,393    $5,936     $5,594    $3,663    $2,714     $1,704
Ratio of expenses to average net assets ........     1.75%     1.73%      1.71%     1.75%     1.70%      1.85%
Ratio of net income to average net assets ......     4.23%     3.75%      3.83%     4.13%     4.25%      4.40%
Portfolio turnover rate ........................     3.39%    18.06%     16.63%       --     20.66%      4.13%

----------
* During the periods stated, the Manager, at its discretion, reimbursed expenses and/or waived portions of its fees for the Georgia, Michigan, Missouri, New York, Ohio and Oregon Series.
**  Commencement of offering of Class C shares.
+   Annualized.
++  For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN MUNICIPAL FUND SERIES, INC.:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Fund Series, Inc. (comprising, respectively, the National, Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon, and South Carolina Series) as of March 31, 2000, and the related statements of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended September 30, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Seligman Municipal Fund Series, Inc. as of March 31, 2000, the results of their operations for the six months then ended, the changes in their net assets, and their financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/S/ Deloitte & Touche LLP
--------------------------------
DELOITTE & TOUCHE LLP
New York, New York
May 5, 2000


FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

BOARD OF DIRECTORS


JOHN R. GALVIN (2, 4)
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York-Presbyterian Hospital

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

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Member:    (1) Executive Committee
           (2) Audit Committee
           (3) Director Nominating Committee
           (4) Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS                 BRIAN T. ZINO                THOMAS G. MOLES
CHAIRMAN                          PRESIDENT                    VICE PRESIDENT

LAWRENCE P. VOGEL                 THOMAS G. ROSE               FRANK J. NASTA
VICE PRESIDENT                    TREASURER                    SECRETARY

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GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

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Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

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  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN MUNICIPAL FUND SERIES, INC. WHICH CONTAINS INFORMATION ABOUT THE SALES
 CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.


                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


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